                         Copyright(C)1992 by International Swap Dealers Association, Inc.

(Multicurrency - Cross Border)

                                                       ISDA(R)
                                   INTERNATIONAL SWAP DEALERS ASSOCIATION, INC.

                                                 MASTER AGREEMENT

                                           dated as of February 8, 2007

BEAR STEARNS FINANCIAL PRODUCTS INC.          and       RASC SERIES

2007-KS1 SUPPLEMENTAL INTEREST TRUST

have entered and/or anticipate  entering into one of more transactions  (each a "Transaction")  that are or will be governed by this Master  Agreement,  which  includes the schedule  (the  "Schedule"),  and the  documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:

1       INTERPRETATION

(a)     DEFINITIONS.  The  terms  defined  in  Section  14 and in the  Schedule  will  have the  meanings  therein specified for the purpose of this Master Agreement.

(b)     INCONSISTENCY.  In the event of any  inconsistency  between the  provisions  of the Schedule and the other provisions  of this Master  Agreement,  the Schedule will prevail.  In the event of any  inconsistency  between the provisions of any Confirmation and this Master Agreement  (including the Schedule),  such Confirmation will prevail for the purpose of the relevant Transaction.

(c)     SINGLE  AGREEMENT.  All  Transactions  are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties  (collectively  referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2       OBLIGATIONS

(a)     GENERAL CONDITIONS.

(i)     Each party will make each payment or delivery  specified in each  Confirmation  to be made by it,  subject to the other provisions of this Agreement.

(ii)     Payments  under  this  Agreement  will be made on the due date for  value on that date in the place of the account  specified  in the  relevant  Confirmation  or  otherwise  pursuant to this  Agreement,  in freely transferable  funds and in the manner  customary for payments in the required  currency.  Where settlement is by delivery  (that is, other than by payment),  such  delivery will be made for receipt on the due date in the  manner  customary  for  the  relevant  obligation  unless  otherwise  specified  in  the  relevant
         Confirmation or elsewhere in this Agreement.

(iii)    Each  obligation of each party under Section  2(a)(i) is subject to (1) the  condition  precedent  that no
         Event of Default or  Potential  Event of Default  with  respect  to the other  party has  occurred  and is continuing,  (2) the  condition  precedent  that no Early  Termination  Date in  respect  of the  relevant
         Transaction  has  occurred  or  been  effectively  designated  and (3)  each  other  applicable  condition precedent specified in this Agreement.

(b)      CHANGE OF  ACCOUNT.  Either  party may change its  account  for  receiving a payment or delivery by giving notice to the other  party at least  five  Local  Business  Days  prior to the  scheduled  date for the  payment or delivery to which such change  applies  unless such other party gives timely  notice of a  reasonable  objection to such change.

(c)      NETTING.  If on any date amounts would otherwise be payable:

(i)      in the same currency; and

(ii)     in respect of the same Transaction,

by each party to the other.  then,  on such date,  each party's  obligation to make payment of any such amount will be  automatically  satisfied and discharged and, if the aggregate  amount that would otherwise have been payable by one party exceeds the aggregate  amount that would  otherwise have been payable by the other party,  replaced by an obligation  upon the party by whom the larger  aggregate  amount  would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more  Transactions  that a net amount will be  determined  in respect of all amounts  payable on the same date in the same currency in respect of such  Transactions,  regardless of whether such  amounts  are  payable in respect of the same  Transaction.  The  election  may be made in the  Schedule  or a
Confirmation  by specifying that  subparagraph  (ii) above will not apply to the  Transactions  identified as being subject to the election,  together with the starting date (in which case  subparagraph (ii) above will not, or will cease to, apply to such  Transactions  from such date).  This election may be made separately for different  groups of  Transactions  and will apply  separately to each pairing of Offices  through which the parties make and receive payments or deliveries.

(d)      DEDUCTION OR WITHHOLDING FOR TAX.

(i)      Gross-Up.  All payments under this  Agreement will be made without any deduction or withholding  for or on account of any Tax unless such deduction or  withholding  is required by any  applicable  law, as modified by the  practice  of any  relevant  governmental  revenue  authority,  then in  effect.  If a party  is so required to deduct or withhold, then that party ("X") will:

(1)      promptly notify the other party ("Y") of such requirement;

(2)  pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be  deducted  or withheld  from any  additional  amount  paid by X to Y under this  Section  2(d))
     promptly upon the earlier of determining  that such  deduction or withholding is required or receiving  notice that such amount has been assessed against Y;

(3)  promptly forward to Y an official receipt (or a certified copy), or other documentation  reasonably acceptable to Y, evidencing such payment to such authorities; and

(4)  if such Tax is an  Indemnifiable  Tax, pay to Y, in addition to the payment to which Y is  otherwise  entitled under this Agreement,  such additional  amount as is necessary to ensure that the net amount actually received by Y (free and clear of  Indemnifiable  Taxes.  whether  assessed  against X or Y) will equal ft full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:

(A)  the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

(B)  the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction,  on or after the date on which a Transaction is entered into  (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

(ii) Liability. If:

(1)  X is  required by any  applicable  law, as modified  by the  practice  of any  relevant  governmental  revenue authority,  to make any  deduction  or  withholding  in  respect  of which X would not be  required  to pay an additional amount to Y under Section 2(d)(i)(4);

(2)      X does not so deduct or withhold; and

(3)      a liability resulting from such Tax is assessed directly against X,

         then,  except to the extent Y has satisfied or then  satisfies the  liability  resulting  from such Tax, Y will promptly pay to X the amount of such  liability  (including any related  liability for interest,  but including  any  related  liability  for  penalties  only if Y has  failed to comply  with or  perform  any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e)      DEFAULT  INTEREST;  OTHER  AMOUNTS.  Prior  to  the  occurrence  or  effective  designation  of  an  Early
Termination  Date in respect of the relevant  Transaction,  a party that defaults in the performance of any payment obligation  will, to the extent  permitted by law and subject to Section 6(c), be required to pay interest  (before as well as after  judgment)  on the  overdue  amount to the other  party on  demand  in the same  currency  as such overdue  amount,  for the period from (and including) the original due date for payment to (but excluding) the date of actual  payment,  at the Default Rate.  Such interest will be calculated on the basis of daily  compounding  and the actual number of days elapsed.  If, prior to the occurrence or effective  designation  of an Early  Termination
Date in respect of the relevant  Transaction,  a party defaults in the performance of any obligation required to be settled  by  delivery,  it will  compensate  the other  party on demand if and to the  extent  provided  for in the relevant Confirmation or elsewhere in this Agreement.

3.       REPRESENTATIONS

Each party  represents  to the other party  (which  representations  will be deemed to be repeated by each party on each date on which a Transaction  is entered into and, in the case of the  representations  in Section 3(f), at all times until the termination of this Agreement) that:--

(a)      BASIC REPRESENTATIONS.

(i)      Status.  It  is  duly  organised  and  validly  existing  under  the  laws  of  the  jurisdiction  of  its organisation or incorporation and, if relevant under such laws, in good standing;

(ii)     Powers.  It has the  power  to  execute  this  Agreement  and any  other  documentation  relating  to this
         Agreement to which it is a party, to deliver this Agreement and any other  documentation  relating to this
         Agreement  that it is required by this  Agreement  to deliver  and to perform its  obligations  under this
         Agreement  and any  obligations  it has under any Credit  Support  Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

(iii)    No Violation or Conflict.  Such  execution,  delivery and  performance do not violate or conflict with any law applicable to it, any provision of its  constitutional  documents,  any order or judgment of any court or other  agency  of  government  applicable  to it or any of its  assets or any  contractual  restriction binding on or affecting it or any of its assets;

(iv)     Consents.  All  governmental  and  other  consents  that are  required  to have been  obtained  by it with respect to this  Agreement or any Credit  Support  Document to which it is a party have been  obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(v)      Obligations  Binding.  Its  obligations  under this Agreement and any Credit Support  Document to which it is a party  constitute its legal,  valid and binding  obligations,  enforceable  in accordance  with their respective  terms (subject to applicable  bankruptcy,  reorganisation,  insolvency,  moratorium or similar laws affecting  creditors' rights generally and subject, as to enforceability,  to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b)

ABSENCE OF CERTAIN  EVENTS.  No Event of Default or Potential  Event of Default or, to its  knowledge,  Termination
Event with respect to it has occurred and is continuing and no such event or  circumstance  would occur as a result of its entering into or performing its  obligations  under this  Agreement or any Credit Support  Document to which it is a party.

(c)      ABSENCE OF  LITIGATION.  There is not pending or, to its  knowledge,  threatened  against it or any of its
Affiliates any action,  suit or proceeding at law or in equity or before any court,  tribunal,  governmental  body, agency or official or any arbitrator that is likely to affect the legality,  validity or enforceability  against it of this Agreement or any Credit Support  Document to which it is a party or its ability to perform its  obligations under this Agreement or such Credit Support Document.

(d)      ACCURACY OF  SPECIFIED  INFORMATION.  All  applicable  information  that is  furnished in writing by or on behalf of it to the other party and is  identified  for the purpose of this  Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e)      PAYER TAX  REPRESENTATION.  Each  representation  specified  in the  Schedule  as being made by it for the purpose of this Section 3(e) is accurate and true.

(f)      PAYEE TAX  REPRESENTATIONS.  Each  representation  specified  in the  Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.       AGREEMENTS

Each  party  agrees  with the  other  that,  so long as  either  party has or may have any  obligation  under  this
Agreement or under any Credit Support Document to which it is a party:--

(a)      FURNISH  SPECIFIED  INFORMATION.  It  will  deliver  to  the  other  party  or,  in  certain  cases  under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:--

(i)      any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

(ii)     any other documents specified in the Schedule of any Confirmation; and

(iii)    upon  reasonable  demand by such other  party,  any form or document  that may be  required or  reasonably requested in writing in order to allow such other party or its Credit  Support  Provider to make a payment under this Agreement or any applicable  Credit Support  Document  without any deduction or withholding for or on  account  of any Tax or with  such  deduction  or  withholding  at a  reduced  rate  (so long as the completion,  execution or submission of such form or document would not materially  prejudice the legal or commercial  position  of the  party in  receipt  of such  demand),  with any such form or  document  to be accurate and completed in a manner  reasonably  satisfactory to such other party and to be executed and to be delivered with any reasonably required certification,

in each case by the date  specified  in the  Schedule or such  Confirmation  or, if none is  specified,  as soon as reasonably practicable.

(b)      MAINTAIN  AUTHORISATIONS.  It will use all  reasonable  efforts to  maintain  in full force and effect all consents of any  governmental  or other  authority  that are  required  to be  obtained by it with  respect to this
Agreement or any Credit Support  Document to which it is a party and will use all reasonable  efforts to obtain any that may become necessary in the future.

(c)      COMPLY WITH LAWS.  It will comply in all material  respects with all  applicable  laws and orders to which it may be subject if failure so to comply  would  materially  impair its ability to perform its  obligations  under this Agreement or any Credit Support Document to which it is a party.

(d)      TAX  AGREEMENT.  It will give notice of any failure of a  representation  made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e)      PAYMENT OF STAMP TAX.  Subject  to Section  11, it will pay any Stamp Tax levied or imposed  upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated,

organised,  managed and  controlled.  or considered to have its seat, or in which a branch or office  through which it is acting for the purpose of this Agreement is located ("Stamp Tax  Jurisdiction")  and will indemnify the other party  against any Stamp Tax levied or imposed  upon the other party or in respect of the other  party's  execution or  performance  of this Agreement by any such Stamp Tax  Jurisdiction  which is not also a Stamp Tax  Jurisdiction with respect to the other party.

5.       EVENTS OR DEFAULT AND TERMINATION EVENTS

(a)      EVENTS OF  DEFAULT.  The  occurrence  at any time with  respect to a party or, if  applicable,  any Credit
Support  Provider of such party or any Specified  Entity of such party of any of the following  events  constitutes an event of default (an "Event of Default") with respect to such party:--

(i)      Failure to Pay or Deliver.  Failure by the party to make,  when due, any payment  under this  Agreement or delivery  under  Section  2(a)(i) or 2(e)  required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

(ii)     Breach of Agreement.  Failure by the party to comply with or perform any  agreement or  obligation  (other than an obligation to make any payment under this Agreement or delivery  under Section  2(a)(i) or 2(e) or to give notice of a Termination  Event or any agreement or obligation under Section 4(a)(i),  4(a)(iii) or
         4(d)) to be complied with or performed by the party in accordance  with this  Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

(iii)    Credit Support Default.

(1)  Failure by the party or any Credit  Support  Provider of such party to comply with or perform any agreement or obligation  to be complied  with or performed by it in  accordance  with any Credit  Support  Document if such failure is continuing after any applicable grace period has elapsed;

(2)  the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support
     Document  to be in full force and  effect for the  purpose  of this  Agreement  (in either  case other than in accordance with its terms) prior to the  satisfaction of all obligations of such party under each  Transaction to which such Credit Support Document relates without the written consent of the other party; or

(3)  the party or such Credit Support Provider disaffirms,  disclaims,  repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

(iv)     Misrepresentation.  A  representation  (other than a  representation  under  Section  3(e) or (f)) made or repeated  or deemed to have been made or  repeated  by the party or any Credit  Support  Provider  of such party in this  Agreement or any Credit  Support  Document  proves to have been  incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

(v)      Default  under  Specified  Transaction.  The  party,  any  Credit  Support  Provider  of such party or any applicable  Specified  Entity of such party (1) defaults under a Specified  Transaction  and, after giving effect  to any  applicable  notice  requirement  or grace  period,  there  occurs  a  liquidation  of,  an acceleration of obligations under, or an early termination of, that Specified  Transaction,  (2) defaults, after  giving  effect to any  applicable  notice  requirement  or grace  period,  in making any payment or delivery due on the last payment,  delivery or exchange date of, or any payment on early  termination  of, a Specified  Transaction (or such default  continues for at least three Local Business Days if there is no applicable notice  requirement or grace period) or (3) disaffirms,  disclaims,  repudiates or rejects,  in whole or in part, a Specified  Transaction  (or such action is taken by any person or entity  appointed or empowered to operate it or act on its behalf);

(vi)     Cross Default.  If "Cross  Default" is specified in the Schedule as applying to the party,  the occurrence or existence of (1) a default, event of default or other similar condition or event (however described)  in respect  of such  party,  any  Credit  Support  Provider  of such  party or any  applicable
         Specified  Entity  of such  party  under  one or more  agreements  or  instruments  relating  to  Specific
         Indebtedness of any of them  (individually  or  collectively)  in an aggregate amount of not less than the applicable  Threshold  Amount  (as  specified  in the  Schedule)  which  has  resulted  in such  Specified
         Indebtedness  becoming,  or becoming  capable at such time of being  declared,  due and payable under such agreements or  instruments,  before it would  otherwise have been due and payable or (2) a default by such party,  such Credit Support  Provider or such Specified  Entity  (individually  or collectively) in making one or more  payments  on the due date  thereof  in an  aggregate  amount of not less than the  applicable
         Threshold  Amount under such  agreements or  instruments  (after giving  effect to any  applicable  notice requirement or grace period);

(vii)    Bankruptcy.  The party,  any Credit Support  Provider of such party or any applicable  Specified Entity of such party:-

                  (1) is dissolved  (other than pursuant to a consolidation,  amalgamation or merger);  (2) becomes insolvent  or is unable to pay its debts or fails or admits in writing  its  inability  generally to pay its debts as they become due; (3) makes a general  assignment,  arrangement or composition with or for  the  benefit  of its  creditors;  (4)  institutes  or has  instituted  against  it a proceeding  seeking  a  judgment  of  insolvency  or  bankruptcy  or any other  relief  under any bankruptcy or insolvency law or other similar law affecting  creditors'  rights, or a petition is presented  for its  winding-up  or  liquidation,  and,  in the  case of any  such  proceeding  or petition  instituted  or  presented  against it,  such  proceeding  or petition  (A) results in a judgment  of  insolvency  or  bankruptcy  or the entry of an order for relief or the making of an order  for  its  winding-up  or  liquidation  or (B)  is not  dismissed,  discharged,  stayed  or restrained in each case within 30 days of the  institution  or  presentation  thereof,  (5) has a resolution  passed for its winding-up,  official  management or liquidation  (other than pursuant to a consolidation,  amalgamation or merger);  (6) seeks or becomes subject to the appointment of an administrator,  provisional liquidator,  conservator,  receiver,  trustee,  custodian or other similar  official  for it or for all or  substantially  all its assets;  (7) has a secured  party take  possession  of  all  or  substantially  all  its  assets  or  has  a  distress,  execution, attachment,  sequestration  or other legal process levied,  enforced or sued on or against all or substantially  all its assets and such secured party  maintains  possession,  or any such process is not dismissed,  discharged,  stayed or restrained, in each case within 30 days thereafter; (8)
                  causes or is subject to any event with  respect  to it which.  under the  applicable  laws of any jurisdiction,  has an  analogous  effect to any of the events  specified  in  clauses  (1) to (7)
                  (inclusive);  or (9) takes any action in furtherance  of, or indicating its consent to,  approval of, or acquiescence in, any of the foregoing acts; or

(viii)   Merger  Without  Assumption.  The party or any  Credit  Support  Provider  of such party  consolidates  or amalgamates  with, or merges with or into, or transfers all or  substantially  all its assets to,  another entity and, at the time of such consolidation, amalgamation, merger or transfer: -

(1)  the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit
     Support  Provider  under this Agreement or any Credit Support  Document to which it or its  predecessor  was a party by  operation  of law or pursuant to an  agreement  reasonably  satisfactory  to the other party to this
     Agreement; or

(2)  the benefits of any Credit  Support  Document  fail to extend  (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b)      TERMINATION  EVENTS.  The  occurrence  at any time with respect to a party or, if  applicable,  any Credit
Support  Provider of such party or any Specified  Entity of such party of any event specified below  constitutes an
Illegality  if the event is  specified  in (i) below,  a Tax Event if the event is specified in (ii) below or a Tax
Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

Upon Merger if the event is specified  pursuant to (iv) below or an  Additional  Termination  Event if the event is specified pursuant to (v) below:--

(i)      Illegality.  Due to the  adoption  of, or any  change  in,  any  applicable  law after the date on which a
         Transaction is entered into, or due to the  promulgation of, or any change in, the  interpretation  by any court,  tribunal or regulatory  authority  with  competent  jurisdiction  of any applicable law after such date.  it becomes  unlawful  (other  than as a result of a breach by the party of  Section  4(b)) for such party (which will be the Affected Party):--

(1)  to perform any  absolute  or  contingent  obligation  to make a payment or delivery or to receive a payment or delivery in respect of such  Transaction  or to comply with any other  material  provision  of this  Agreement relating to such Transaction; or

(2)  to perform,  or for any Credit Support  Provider of such party to perform,  any contingent or other obligation which the party (or such Credit  Support  Provider)  has under any Credit  Support  Document  relating to such
     Transaction;

(ii)     Tax  Event.  Due to (x) any  action  taken by a  taxing  authority,  or  brought  in a court of  competent jurisdiction,  on or after the date on which a  Transaction  is entered into  (regardless  of whether such action is taken or brought  with  respect to a party to this  Agreement)  or (y) a Change in Tax Law,  the party (which will be the Affected  Party) will, or there is a substantial  likelihood that it will, on the next succeeding  Scheduled  Payment Date (1) be required to pay to the other party an additional amount in respect of an  Indemnifiable  Tax under Section  2(d)(i)(4)  (except in respect of interest  under Section
         2(e),  6(d)(ii)  or 6(e)) or (2)  receive a payment  from which an amount is  required  to be  deducted or withheld for or on account of a Tax (except in respect of interest  under Section 2(e),  6(d)(ii) or 6(e))
         and no  additional  amount is required to be paid in respect of such Tax under Section  2(d)(i)(4)  (other than by reason of Section 2(d)(i)(4)(A) or (B));

(iii)    Tax Event Upon Merger.  The party (the "Burdened  Party") on the next  succeeding  Scheduled  Payment Date will either (1) be required to pay an additional  amount in respect of an Indemnifiable  Tax under Section
         2(d)(i)(4)  (except in respect of interest under Section 2(e),  6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any  Indemnifiable  Tax in respect of which the other party is not  required  to pay an  additional  amount  (other than by reason of Section
         2(d)(i)(4)(A)  or (B)),  in either case as a result of a party  consolidating  or  amalgamating  with,  or merging with or into, or transferring all or  substantially  all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

(iv)     Credit  Event Upon Merger.  If "Credit  Event Upon Merger" is specified in the Schedule as applying to the party,  such party  ("X"),  any Credit  Support  Provider  of X or any  applicable  Specified  Entity of X consolidates  or  amalgamates  with,  or merges with or into, or transfers  all or  substantially  all its assets to,  another entity and such action does not  constitute an event  described in Section  5(a)(viii)
         but the  creditworthiness of the resulting,  surviving or transferee entity is materially weaker than that of X, such Credit Support  Provider or such Specified  Entity,  as the case may be,  immediately  prior to such action (and, in such event, X or its successor or transferee,  as  appropriate,  will be the Affected
         Party); of

(v)      Additional  Termination  Event. If any "Additional  Termination Event" is specified in the Schedule or any
         Confirmation  as  applying.  the  occurrence  of such event (and,  in such event.  the  Affected  Party or
         Affected  Parties  shall be as specified  for such  Additional  Termination  Event in the Schedule or such
         Confirmation).

(c)      EVENT OF DEFAULT AND  ILLEGALITY.  If an event or circumstance  which would  otherwise  constitute or give rise to an Event of Default  also  constitutes  an  Illegality,  it will be treated as an  Illegality  and will not constitute an Event of Default.

6.       EARLY TERMINATION

(a)      RIGHT TO  TERMINATE  FOLLOWING  EVENT OF  DEFAULT.  If at any time an Event of Default  with  respect to a party (the "Defaulting Party") has occurred and is then continuing,  the other party (the  "Non-defaulting  Party")
may, by not more than 20 days notice to the Defaulting  Party  specifying the relevant Event of Default,  designate a day not  earlier  than  the day  such  notice  is  effective  as an  Early  Termination  Date in  respect  of all outstanding  Transactions.  If, however,  "Automatic Early Termination" is specified in the Schedule as applying to a party,  then an Early  Termination Date in respect of all outstanding  Transactions  will occur  immediately upon the occurrence with respect to such party of an Event of Default specified in Section  5(a)(vii)(l),  (3), (5), (6)
or, to the  extent  analogous  thereto,  (8),  and as of the time  immediately  preceding  the  institution  of the relevant  proceeding or the  presentation  of the relevant  petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)      RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

(i)      Notice.  If a  Termination  Event occurs,  an Affected  Party will,  promptly  upon becoming  aware of it, notify the other party,  specifying  the nature of that  Termination  Event and each Affected  Transaction and will also give such other  information  about that Termination Event as the other party may reasonably require.

(ii)     Transfer to Avoid  Termination  Event.  If either an Illegality  under  Section  5(b)(i)(1) or a Tax Event occurs and there is only one Affected  Party,  or if a Tax Event Upon Merger occurs and the Burdened Party is the  Affected  Party,  the  Affected  Party will,  as a condition  to its right to  designate  an Early
         Termination  Date under Section  6(b)(iv),  use all reasonable  efforts (which will not require such party to incur a loss,  excluding  immaterial,  incidental  expenses) to transfer  within 20 days after it gives notice  under  Section  6(b)(i)  all its rights and  obligations  under this  Agreement  in respect of the
         Affected  Transactions  to another of its Offices or Affiliates so that such  Termination  Event ceases to exist.

         If the  Affected  Party is not able to make such a transfer it will give notice to the other party to that effect  within such 20 day  period,  whereupon  the other party may effect such a transfer  within 30 days after the notice is given under Section 6(b)(i).

         Any such  transfer by a party under this  Section  6(b)(ii)  will be subject to and  conditional  upon the prior  written  consent of the other  party,  which  consent  will not be withheld  if such other  party's policies in effect at such time would  permit it to enter into  transactions  with the  transferee  on the terms proposed.

(iii)    Two Affected  Parties.  If an Illegality under Section  5(b)(i)(1) or a Tax Event occurs and there are two
         Affected  Parties,  each party will use all  reasonable  efforts to reach  agreement  within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

(iv)     Right to Terminate.  If:

(1)  a transfer under Section  6(b)(ii) or an agreement under Section  6(b)(iii),  as the case may be, has not been effected with respect to all Affected  Transactions  within 30 days after an Affected Party gives notice under
     Section 6(b)(i); or

(2)  an Illegality under Section 5(b)(i)(2),  a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party,

         either  party in the case of an  Illegality,  the  Burdened  Party in the case of a Tax Event Upon Merger, any Affected  Party in the case of a Tax Event or an  Additional  Termination  Event if there is more than one  Affected  Party,  or the party  which is not the  Affected  Party in the case of a Credit  Event Upon
         Merger or an  Additional  Termination  Event if there is only one Affected  Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing,  designate a day not earlier  than the day such notice is  effective  as an Early  Termination
         Date in respect of all Affected Transactions.

(c)      EFFECT OF DESIGNATION.

(i)      If  notice  designating  an  Early  Termination  Date is  given  under  Section  6(a) or  (b),  the  Early
         Termination  Date will occur on the date so  designated,  whether or not the relevant  Event of Default or
         Termination Event is then continuing.

(ii)     Upon the  occurrence  or  effective  designation  of an Early  Termination  Date,  no further  payments or deliveries  under Section  2(a)(i) or 2(e) in respect of the Terminated  Transactions  will be required to be made, but without  prejudice to the other provisions of this Agreement.  The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)      CALCULATIONS.

(i)      Statement.  On or as soon as  reasonably  practicable  following the  occurrence  of an Early  Termination
         Date,  each party will make the  calculations  on its part, if any,  contemplated by Section 6(e) and will provide to the other party a statement (1) showing,  in reasonable  detail,  such calculations  (including all relevant  quotations  and  specifying any amount payable under Section 6(e)) and (2) giving details of the  relevant  account  to which  any  amount  payable  to it is to be paid.  In the  absence  of  written confirmation  from the source of a quotation  obtained in determining a Market  Quotation,  the records of the party  obtaining  such  quotation  will be  conclusive  evidence of the existence and accuracy of such quotation.

(ii)     Payment Date. An amount  calculated  as being due in respect of any Early  Termination  Date under Section
         6(e) will be payable on the day that notice of the amount  payable is  effective  (in the case of an Early
         Termination  Date which is  designated  or occurs as a result of an Event of Default) and on the day which is two Local  Business Days after the day on which notice of the amount  payable is effective (in the case of an Early  Termination  Date which is designated as a result of a Termination  Event).  Such amount will be paid together with (to the extent  permitted under  applicable law) interest thereon (before as well as after judgment) in the Termination  Currency,  from (and including) the relevant Early Termination Date to
         (but  excluding)  the date such amount is paid, at the Applicable  Rate.  Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e)      PAYMENTS ON EARLY  TERMINATION.  If an Early  Termination  Date occurs,  the  following  provisions  shall apply based on the parties'  election in the Schedule of a payment  measure,  either "Market  Quotation" or "Loss", and a payment  method,  either the "First  Method" or the  "Second  Method".  If the  parties  fail to  designate a payment  measure or payment  method in the  Schedule,  it will be deemed  that  "Market  Quotation"  or the "Second
Method",  as the case may be, shall apply.  The amount,  if any,  payable in respect of an Early  Termination  Date and determined pursuant to this Section will be subject to any Set-off.

(i)      Events of Default.  If the Early Termination Date results from an Event of Default:--

(1)  First Method and Market  Quotation.  If the First Method and Market Quotation apply, the Defaulting Party will pay to the  Non-defaulting  Party the excess,  if a positive number,  of (A) the sum of the Settlement  Amount
     (determined  by the  Non-defaulting  Party) in  respect of the  Terminated  Transactions  and the  Termination
     Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting  Party over (B) the Termination Currency
     Equivalent of the Unpaid Amounts owing to the Defaulting Party.

(2)  First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting
     Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

(3)  Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

                  Non-defaulting  Party) in respect of the Terminated  Transactions  and the  Termination  Currency
                  Equivalent  of the Unpaid  Amounts  owing to the  Non-defaulting  Party less (B) the  Termination
                  Currency  Equivalent of the Unpaid  Amounts owing to the  Defaulting  Party.  If that amount is a positive  number,  the  Defaulting  Party  will pay it to the  Non-defaulting  Party;  if it is a negative  number,  the  Non-defaulting  Party will pay the  absolute  value of that amount to the
                  Defaulting Party.

(4)  Second  Method  and Loss.  If the  Second  Method  and Loss  apply,  an amount  will be  payable  equal to the
     Non-defaulting Party's Loss in respect of this Agreement.  If that amount is a positive number, the Defaulting
     Party will pay it to the Non-defaulting  Party; if it is a negative number, the Non-defaulting  Party will pay the absolute value of that amount to the Defaulting Party.

(ii)     Termination Events.  If the Early Termination Date results from a Termination Event:--

(1)  One Affected Party.  If there is one Affected Party,  the amount payable will be determined in accordance with
     Section  6(e)(i)(3),  if Market Quotation applies,  or Section  6(e)(i)(4),  if Loss applies,  except that, in either  case,  references  to the  Defaulting  Party  and to the  Non-defaulting  Party  will be  deemed to be references to the Affected  Party and the party which is not the Affected  Party,  respectively,  and, if Loss applies and fewer than all the Transactions are being  terminated,  Loss shall be calculated in respect of all
     Terminated Transactions.

(2)      Two Affected Parties.  If there are two Affected Parties:--

(A)  if Market  Quotation  applies,  each party will  determine a  Settlement  Amount in respect of the  Terminated
     Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the
     Settlement  Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

(B)  if Loss applies,  each party will  determine its Loss in respect of this  Agreement (or, if fewer than all the
     Transactions are being  terminated,  in respect of all Terminated  Transactions) and an amount will be payable equal to one-half of the  difference  between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

                  If the amount payable is a positive  number,  Y will pay it to X; if it is a negative  number,  X will pay the absolute value of that amount to Y.

(iii)    Adjustment for Bankruptcy.  In circumstances  where an Early  Termination  Date occurs because  "Automatic
         Early  Termination"  applies in respect of a party, the amount  determined under this Section 6(e) will be subject  to  such  adjustments  as are  appropriate  and  permitted  by law to  reflect  any  payments  or deliveries  made by one party to the other under this  Agreement (and retained by such other party) during the period from the relevant  Early  Termination  Date to the date for payment  determined  under  Section
         6(d)(ii).

(iv)     Pre-Estimate.  The  parties  agree  that if Market  Quotation  applies  an amount  recoverable  under this
         Section 6(e) is a reasonable  pre-estimate of loss and not a penalty.  Such amount is payable for the loss of bargain  and the loss of  protection  against  future  risks and except as  otherwise  provided in this
         Agreement  neither  party will be entitled  to recover any  additional  damages as a  consequence  of such losses.

7.       TRANSFER

Subject to Section  6(b)(ii),  neither this Agreement nor any interest or obligation in or under this Agreement may be transferred  (whether by way of security or otherwise) by either party without the prior written  consent of the other party, except that:--

(a)      a party may make such a transfer of this Agreement  pursuant to a consolidation  or amalgamation  with, or merger with or into, or transfer of all or substantially  all its assets to, another entity (but without  prejudice to any other right or remedy under this Agreement); and

(b)      a party may make such a transfer  of all or any part of its  interest  in any amount  payable to it from a
Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.       CONTRACTUAL CURRENCY

(a)      PAYMENT IN THE  CONTRACTUAL  CURRENCY.  Each  payment  under this  Agreement  will be made in the relevant currency  specified in this Agreement for that payment (the  "Contractual  Currency").  To the extent  permitted by applicable  law, any  obligation  to make payments  under this  Agreement in the  Contractual  Currency will not be discharged or satisfied by any tender in any currency  other than the  Contractual  Currency,  except to the extent such tender  results in the actual  receipt by the party to which  payment is owed,  acting in a reasonable  manner and in good faith in converting the currency so tendered into the Contractual  Currency,  of the full amount in the
Contractual  Currency  of all  amounts  payable in respect of this  Agreement.  If for any reason the amount in the
Contractual  Currency so received falls short of the amount in the Contractual  Currency payable in respect of this
Agreement,  the party  required to make the payment will, to the extent  permitted by applicable  law,  immediately pay such  additional  amount in the  Contractual  Currency as may be necessary to compensate for the shortfall.  If for any reason the amount in the Contractual  Currency so received  exceeds the amount in the Contractual  Currency payable in respect of this  Agreement,  the party  receiving  the payment  will refund  promptly the amount of such excess.

(b)      JUDGMENTs.  To the extent  permitted by applicable  law, if any judgment or order  expressed in a currency other than the  Contractual  Currency  is  rendered  (i) for the  payment  of any  amount  owing in respect of this
Agreement,  (ii) for the payment of any amount  relating to any early  termination  in respect of this Agreement or
(iii) in respect of a judgment  or order of another  court for the payment of any amount  described  in (i) or (ii)
above, the party seeking  recovery,  after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order,  will be entitled to receive  immediately from the other party the amount of any shortfall of the Contractual  Currency  received by such party as a consequence of sums paid in such other currency and will  refund  promptly to the other party any excess of the  Contractual  Currency  received by such party as a consequence  of sums paid in such other  currency  if such  shortfall  or such  excess  arises or results  from any variation  between the rate of exchange at which the  Contractual  Currency is  converted  into the currency of the judgment  or order for the  purposes  of such  judgment  or order and the rate of  exchange  at which such party is able,  acting in a reasonable  manner and in good faith in converting  the currency  received into the  Contractual
Currency,  to purchase the  Contractual  Currency with the amount of the currency of the judgment or order actually received by such party.  The term "rate of  exchange"  includes,  without  limitation,  any  premiums  and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c)      SEPARATE  INDEMNITIES.  To the extent permitted by applicable law, these indemnities  constitute  separate and  independent  obligations  from the other  obligations in this  Agreement,  will be enforceable as separate and independent causes of action,  will apply  notwithstanding any indulgence granted by the party to which any payment is owed and will not be  affected  by  judgment  being  obtained  or claim or proof  being  made for any other sums payable in respect of this Agreement.

(d)      EVIDENCE OF LOSS.  For the purpose of this  Section 8, it will be  sufficient  for a party to  demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.       MISCELLANEOUS

(a)      ENTIRE  AGREEMENT.  This Agreement  constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b)      AMENDMENTS.  No amendment,  modification  or waiver in respect of this Agreement will be effective  unless in writing  (including  a writing  evidenced  by a facsimile  transmission)  and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c)      SURVIVAL OF  OBLIGATIONS.  Without  prejudice to Sections  2(a)(iii) and 6(c)(ii),  the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d)      REMEDIES CUMULATIVE.  Except as provided in this Agreement,  the rights,  powers,  remedies and privileges provided in this  Agreement  are  cumulative  and not  exclusive of any rights,  powers,  remedies  and  privileges provided by law.

(e)      COUNTERPARTS AND CONFIRMATIONS.

(i)      This  Agreement  (and each  amendment,  modification  and  waiver in respect  of it) may be  executed  and delivered  in  counterparts  (including  by  facsimile  transmission),  each of which  will be  deemed  an original.

(ii)     The  parties  intend  that they are legally  bound by the terms of each  Transaction  from the moment they agree to those terms  (whether  orally or  otherwise).  A  Confirmation  shall be entered  into as soon as practicable and may be executed and delivered in  counterparts  (including by facsimile  transmission)  or be created by an exchange of telexes or by an exchange of electronic  messages on an electronic  messaging system,  which in each case will be sufficient  for all purposes to evidence a binding  supplement to this
         Agreement.   The  parties  will  specify  therein  or  through  another  effective  means  that  any  such counterpart, telex or electronic message constitutes a Confirmation.

(f)      NO WAIVER OF RIGHTS.  A failure or delay in  exercising  any right,  power or privilege in respect of this
Agreement  will not be presumed  to operate as a waiver,  and a single or partial  exercise of any right,  power or privilege will not be presumed to preclude any subsequent or further  exercise,  of that right,  power or privilege or the exercise of any other right, power or privilege.

(g)      HEADINGS.  The headings  used in this  Agreement  are for  convenience  of  reference  only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.      OFFICES; MULTIBRANCH PARTIES

(a)      If Section  10(a) is  specified in the  Schedule as  applying,  each party that enters into a  Transaction through an Office  other than its head or home  office  represents  to the other party  that,  notwithstanding  the place of booking office or jurisdiction  of  incorporation  or organisation of such party,  the obligations of such party  are  the  same  as  if it  had  entered  into  the  Transaction  through  its  head  or  home  office.  This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b)      Neither  party may change the Office  through which it makes and receives  payments or deliveries  for the purpose of a Transaction without the prior written consent of the other party.

(c)      If a party is  specified as a  Multibranch  Party in the  Schedule,  such  Multibranch  Party may make and receive  payments or deliveries  under any  Transaction  through any Office listed in the Schedule,  and the Office through which it makes and receives  payments or deliveries with respect to a Transaction  will be specified in the relevant Confirmation.

11.      EXPENSES

A Defaulting  Party will, on demand,  indemnify  and hold  harmless the other party for and against all  reasonable out-of-pocket  expenses,  including  legal  fees and  Stamp  Tax,  incurred  by such  other  party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction,  including,  but not limited to, costs of collection.

12.      NOTICES

(a)      EFFECTIVENESS.  Any notice or other  communication in respect of this Agreement may be given in any manner set forth below  (except that a notice or other  communication  under  Section 5 or 6 may not be given by facsimile transmission  or  electronic  messaging  system) to the  address  or number or in  accordance  with the  electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

(i)      if in writing and delivered in person or by courier, on the date it is delivered;

(ii)     if sent by telex, on the date the recipient's answerback is received;

(iii)    if sent by facsimile  transmission,  on the date that  transmission is received by a responsible  employee of the  recipient  in legible  form (it being  agreed  that the burden of proving  receipt  will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

(iv)     if sent by  certified  or  registered  mail  (airmail,  if overseas)  or the  equivalent  (return  receipt requested), on the date that mail is delivered or its delivery is attempted; or

(v)      if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted  delivery) or that receipt as  applicable,  is not a Local  Business
Day or that  communication is delivered (or attempted) or received,  as applicable,  after the close of business on a Local Business Day, in which case that  communication  shall be deemed given and effective on the first following day that is a Local Business Day.

(b)      CHANGE OF  ADDRESSES.  Either  party may by notice to the other  change the  address,  telex or  facsimile number or electronic messaging system details at which notices or other communications are to be given to all

13.      GOVERNING LAW AND JURISDICTION

(a)      GOVERNING LAW. This  Agreement  will be governed by and construed in accordance  with the law specified in the Schedule.

(b)      JURISDICTION.   With   respect  to  any  suit,   action  or   proceedings   relating  to  this   Agreement
("Proceedings"), each party irrevocably:

(i)      submits to the  jurisdiction  of the English  courts,  if this  Agreement  is  expressed to be governed by
         English law, or to the  non-exclusive  jurisdiction  of the courts of the State of New York and the United
         States  District  Court  located  in the  Borough of  Manhattan  in New York City,  if this  Agreement  is expressed to be governed by the laws of the State of New York; and

(ii)     waives any objection  which it may have at any time to the laying of venue of any  Proceedings  brought in any such court,  waives any claim that such  Proceedings  have been brought in an  inconvenient  forum and further waives the right to object,  with respect to such  Proceedings,  that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction  (outside,  if this Agreement is expressed to be governed by English law, the  Contracting  States,  as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification,  extension or re-enactment  thereof for the time being in force) nor will the  bringing of  Proceedings  in any one or more  jurisdictions  preclude the bringing of
Proceedings in any other jurisdiction.

(c)      SERVICE OF PROCESS.  Each party  irrevocably  appoints the Process Agent (if any)  specified  opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's  Process  Agent is unable to act as such,  such party will  promptly  notify the other party and within 30 days appoint a substitute  process agent acceptable to the other party. The parties  irrevocably  consent to service of process  given in the manner  provided  for notices in Section  12.  Nothing in this  Agreement  will affect the right of either party to serve process in any other manner permitted by law.

(d)      WAIVER OF IMMUNITIES.  Each party  irrevocably  waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets  (irrespective  of their use or intended  use),  all immunity on the grounds of sovereignty or other similar  grounds from (i) suit, (ii)  jurisdiction  of any court,  (iii) relief by way of injunction,  order for specific  performance or for recovery of property,  (iv)  attachment of its assets
(whether  before or after  judgment) and (v) execution or  enforcement  of any judgment to which it or its revenues or assets  might  otherwise  be entitled  in any  Proceedings  in the courts of any  jurisdiction  and  irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.      DEFINITIONS

As used in this Agreement:

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected  Transactions" means (a) with respect to any Termination Event consisting of an Illegality,  Tax Event or
Tax Event Upon Merger,  all Transactions  affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate"  means,  subject to the  Schedule,  in  relation  to any  person,  any entity  controlled,  directly or indirectly, by the person, any entity that controls,  directly or indirectly,  the person or any entity directly or indirectly  under  common  control  with the person.  For this  purpose,  "control"  of any entity or person  means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:

(a)      in respect of obligations  payable or deliverable (or which would have been but for Section  2(a)(iii)) by a Defaulting Party, the Default Rate;

(b)      in respect of an  obligation  to pay an amount under  Section 6(e) of either party from and after the date
(determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c)      in respect of all other  obligations  payable or  deliverable  (or which  would have been but for  Section
2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)       in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change  in Tax Law"  means  the  enactment,  promulgation,  execution  or  ratification  of,  or any  change in or amendment to, any law (or in the  application  or official  interpretation  of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent"  includes  a consent,  approval,  action,  authorisation,  exemption,  notice,  filing,  registration  or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default  Rate" means a rate per annum  equal to the cost  (without  proof or  evidence of any actual  cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable  Tax" means any Tax other  than a Tax that  would not be imposed in respect of a payment  under this
Agreement but for a present or former connection  between the jurisdiction of the government or taxation  authority imposing  such Tax and the  recipient of such payment or a person  related to such  recipient  (including,  without limitation,  a connection  arising from such recipient or related person being or having been a citizen or resident of such  jurisdiction,  or being or having  been  organised,  present  or engaged  in a trade or  business  in such jurisdiction,  or having or having had a permanent  establishment or fixed place of business in such  jurisdiction, but  excluding a connection  arising  solely from such  recipient or related  person  having  executed,  delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law"  includes any treaty,  law, rule or regulation (as modified,  in the case of tax matters,  by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local  Business  Day"  means,  subject to the  Schedule,  a day on which  commercial  banks are open for  business
(including  dealings in foreign  exchange and foreign  currency  deposits) (a) in relation to any obligation  under
Section  2(a)(i),  in the place(s)  specified in the relevant  Confirmation  or, if not so specified,  as otherwise agreed by the parties in writing or determined pursuant to provisions contained,  or incorporated by reference,  in this Agreement,  (b) in relation to any other payment,  in the place where the relevant  account is located and, if different.  in the principal  financial  centre,  if any, of the currency of such  payment,  (c) in relation to any notice or other  communication,  including notice  contemplated under Section 5(a)(i), in the city specified in the address for notice  provided by the  recipient  and, in the case of a notice  contemplated  by Section 2(b), in the place where the  relevant new account is to be located and (d) in relation to Section  5(a)(v)(2),  in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means,  with respect to this  Agreement or one or more  Terminated  Transactions,  as the case may be, and a party, the Termination  Currency  Equivalent of an amount that party reasonably  determines in good faith to be its total losses and costs (or gain, in which case  expressed as a negative  number) in connection  with this Agreement or that  Terminated  Transaction  or group of Terminated  Transactions,  as the case may be,  including any loss of bargain,  cost of funding or, at the  election of such party but without  duplication,  loss or cost  incurred as a result of its terminating,  liquidating,  obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them).  Loss includes  losses and costs (or gains) in respect of any payment or delivery required  to have been made  (assuming  satisfaction  of each  applicable  condition  precedent)  on or before  the relevant Early Termination Date and not made, except, so as to avoid  duplication,  if Section 6(c)(i)(1) or (3) or
6(e)(ii)(2)(A)  applies.  Loss does not include a party's legal fees and  out-of-pocket  expenses referred to under
Section  11. A party  will  determine  its Loss as of the  relevant  Early  Termination  Date,  or,  if that is not reasonably  practicable,  as of the earliest date  thereafter as is reasonably  practicable.  A party may (but need not)  determine its Loss by reference to quotations  of relevant  rates or prices from one or more leading  dealers in the relevant markets.

"Market  Quotation"  means,  with  respect  to  one  or  more  Terminated  Transactions  and  a  party  making  the determination,  an amount determined on the basis of quotations from Reference  Market-makers.  Each quotation will be for an  amount,  if any,  that  would be paid to such party  (expressed  as a negative  number) or by such party
(expressed  as a positive  number) in  consideration  of an agreement  between such party  (taking into account any existing  Credit  Support  Document  with  respect to the  obligations  of such  party) and the  quoting  Reference
Market-maker to enter into a transaction (the "Replacement  Transaction")  that would have the effect of preserving for such party the economic  equivalent of any payment or delivery (whether the underlying  obligation was absolute or contingent and assuming the  satisfaction of each applicable  condition  precedent) by the parties under Section
2(a)(i) in respect of such  Terminated  Transaction  or group of Terminated  Transactions  that would,  but for the occurrence of the relevant Early Termination Date, have

been required after that date. For this purpose,  Unpaid Amounts in respect of the Terminated  Transaction or group of Terminated  Transactions  are to be excluded but,  without  limitation,  any payment or delivery that would, but for the relevant Early Termination  Date, have been required  (assuming  satisfaction of each applicable  condition precedent) after that Early  Termination Date is to be included.  The Replacement  Transaction  would be subject to such  documentation as such party and the Reference  Market-maker  may, in good faith,  agree. The party making the determination  (or its agent) will  request  each  Reference  Market-maker  to provide its  quotation to the extent reasonably  practicable  as of the same day and time  (without  regard to  different  time  zones) on or as soon as reasonably  practicable  after the relevant Early  Termination  Date. The day and time as of which those quotations are to be obtained  will be  selected  in good faith by the party  obliged to make a  determination  under  Section
6(e),  and, if each party is so obliged,  after  consultation  with the other.  If more than three  quotations  are provided,  the Market  Quotation will be the arithmetic  mean of the  quotations,  without regard to the quotations having the highest and lowest values,  If exactly three such quotations are provided,  the Market Quotation will be the quotation  remaining after disregarding the highest and lowest quotations.  For this purpose,  if more than one quotation has the same highest value or lowest value,  then one of such quotations  shall be disregarded.  If fewer than three  quotations  are  provided,  it will be deemed that the Market  Quotation in respect of such  Terminated
Transaction or group of Terminated Transactions cannot be determined.

"Non-default  Rate" means a rate per annum equal to the cost (without  proof or evidence of any actual cost) to the
Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential  Event of Default" means any event which,  with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference  Market-makers"  means four leading dealers in the relevant  market selected by the party  determining a
Market  Quotation  in good faith (a) from among  dealers of the  highest  credit  standing  which  satisfy  all the criteria  that such party  applies  generally  at the time in deciding  whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant  Jurisdiction"  means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised,  managed and  controlled or considered to have its seat,  (b) where an Office through which the party is acting for  purposes of this  Agreement  is located,  (c) in which the party  executes  this  Agreement  and (d) in relation to any payment, from or through which such payment is made.

"Scheduled  Payment  Date"  means a date on which a payment or delivery is to be made under  Section  2(a)(i)  with respect to a Transaction.

"Set-off"  means set-off,  offset,  combination of accounts,  right of retention or withholding or similar right or requirement  to which the payer of an amount under  Section 6 is entitled or subject  (whether  arising  under this
Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of.-

(a)      the  Termination  Currency  Equivalent of the Market  Quotations  (whether  positive or negative) for each
Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b)      such party's Loss  (whether  positive or negative  and without  reference to any Unpaid  Amounts) for each
Terminated  Transaction or group of Terminated  Transactions  for which a Market  Quotation cannot be determined or would not (in the  reasonable  belief of the party  making the  determination)  produce a  commercially  reasonable result.

"Specified Entity" has the meaning specified in the Schedule.

"Specified  Indebtedness" means, subject to the Schedule, any obligation (whether present or future,  contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified  Transaction" means, subject to the Schedule,  (a) any transaction  (including an agreement with respect thereto)  now  existing or  hereafter  entered  into  between one party to this  Agreement  (or any Credit  Support
Provider of such party or any  applicable  Specified  Entity of such  party) and the other party to this  Agreement
(or any Credit Support  Provider of such other party or any applicable  Specified Entity of such other party) which is a rate swap transaction,  basis swap,  forward rate  transaction,  commodity swap,  commodity option,  equity or equity  index  swap,  equity  or  equity  index  option,  bond  option,  interest  rate  option,  foreign  exchange transaction,  cap transaction,  floor transaction,  collar transaction,  currency swap transaction,  cross-currency rate swap transaction,  currency option or any other similar transaction  (including any option with respect to any of these  transactions),  (b) any combination of these  transactions and (c) any other transaction  identified as a
Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax,  levy,  impost,  duty,  charge,  assessment or fee of any nature  (including interest,  penalties and additions  thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated  Transactions"  means with respect to any Early  Termination  Date (a) if resulting  from a Termination
Event, all Affected  Transactions and (b) if resulting from an Event of Default,  all Transactions (in either case)
in effect  immediately  before the  effectiveness  of the notice  designating  that Early  Termination Date (or, if
"Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination  Currency  Equivalent" means, in respect of any amount denominated in the Termination  Currency,  such
Termination  Currency  amount and, in respect of any amount  denominated in a currency  other than the  Termination
Currency  (the  "Other  Currency"),  the amount in the  Termination  Currency  determined  by the party  making the relevant  determination  as being  required to purchase such amount of such Other Currency as at the relevant Early
Termination  Date, or, if the relevant  Market  Quotation or Loss (as the case may be), is determined as of a later date,  that later date,  with the  Termination  Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided  below) for the purchase of such Other Currency with the Termination  Currency at or about  11:00 a.m.  (in the city in which such  foreign  exchange  agent is  located) on such date as would be customary for the  determination  of such a rate for the purchase of such Other  Currency for value on the relevant
Early  Termination  Date or that later date. The foreign  exchange agent will, if only one party is obliged to make a  determination  under Section  6(e), be selected in good faith by that party and otherwise  will be agreed by the parties

"Termination  Event"  means an  Illegality,  a Tax  Event  or a Tax  Event  Upon  Merger  or,  if  specified  to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination  Rate" means a rate per annum equal to the  arithmetic  mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid  Amounts"  owing to any party means,  with respect to an Early  Termination  Date,  the aggregate of (a) in respect of all  Terminated  Transactions,  the amounts that became  payable (or that would have become  payable but for Section  2(a)(iii)) to such party under Section  2(a)(i) on or prior to such Early  Termination  Date and which remain  unpaid as at such  Early  Termination  Date and (b) in  respect of each  Terminated  Transaction.  for each obligation  under Section 2(a)(i) which was (or would have been but for Section  2(a)(iii))  required to be settled by delivery to such party on or prior to such Early  Termination  Date and which has not been so settled as at such
Early Termination Date, an amount equal to the fair market
value of that which was (or would have been)  required to be  delivered  as of the  originally  scheduled  date for delivery,  in each case together with (to the extent permitted under  applicable law) interest,  in the currency of such amounts,  from (and  including) the date such amounts or obligations  were or would have been required to have been paid or performed to (but  excluding)  such Early  Termination  Date, at the Applicable  Rate. Such amounts of interest  will be  calculated on the basis of daily  compounding  and the actual  number of days elapsed.  The fair market  value of any  obligation  referred  to in clause  (b) above  shall be  reasonably  determined  by the party obliged to make the  determination  under Section 6(e) or, if each party is so obliged,  it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS  WHEREOF the parties have executed this document on the  respective  dates  specified  below with effect from the date specified on the first page of this document.

BEAR STEARNS FINANCIAL PRODUCTS INC.                             RASC SERIES 2007-KS1 SUPPLEMENTAL INTEREST TRUST
                    (Name of Party)
                                                                 BY: US BANK, NATIONAL ASSOCIATION, NOT IN ITS
                                                                 INDIVIDUAL CAPACITY, BUT SOLELY AS SUPPLEMENTAL
                                                                 INTEREST TRUST TRUSTEE FOR THE RASC SERIES 2007
                                                                 KS1 SUPPLEMENTAL INTEREST TRUST
                                                                                       (Name of Party)
     By: -----------------------------------------------
         Name:
         Title:                                                   By: -----------------------------------------------
         Date:                                                        Name:
                                                                      Title:
                                                                      Date:

                                                     SCHEDULE
                                                      TO THE
                                                       ISDA(R)
                               INTERNATIONAL SWAPS AND DERIVATIVES ASSOCIATION, INC.
                                                 MASTER AGREEMENT
                                           dated as of February 8, 2007

between BEAR STEARNS FINANCIAL  PRODUCTS INC., a corporation  organized under the laws of Delaware ("Party A"), and
RASC SERIES 2007-KS1  SUPPLEMENTAL  INTEREST TRUST ("Party B") acting through U.S. Bank National  Association,  not individually but solely as the Supplemental  Interest Trust Trustee  ("Supplemental  Interest Trust Trustee") under the Pooling and Servicing  Agreement dated January 1, 2007,  among  Residential  Asset Securities  Corporation,  as depositor  ("Depositor"),  Residential  Funding Company,  LLC, as master servicer ("Master Servicer") and U.S. Bank
National Association, as trustee ("Pooling and Servicing Agreement").

PART 1.  TERMINATION PROVISIONS.

For the purposes of this Agreement:-

(a)      "SPECIFIED ENTITY" will not apply to Party A or Party B for any purpose.

(b)      "SPECIFIED TRANSACTION" will have the meaning specified in Section 14.

(c)      EVENTS OF DEFAULT.

         The statement  below that an Event of Default will apply to a specific  party means that upon the occurrence of such an Event of  Default  with  respect  to such  party,  the other  party  shall  have the  rights of a
         Non-defaulting  Party under Section 6 of this  Agreement;  conversely,  the statement  below that such event will not apply to a specific party means that the other party shall not have such rights.

(i)  The "FAILURE TO PAY OR DELIVER"  provisions of Section  5(a)(i) will apply to Party A and will apply to Party B;
     provided,  however,  that  notwithstanding  anything to the contrary in Section 5(a)(i) or in Paragraph 7 of the
     Credit  Support  Annex,  any failure by Party A to comply with or perform any  obligation to be complied with or performed by Party A under the Credit  Support  Annex shall not  constitute  an Event of Default  under  Section
     5(a)(i)  unless (A) a Required  Ratings  Downgrade  Event has occurred and been  continuing for 30 or more Local
     Business  Days and (B) such  failure is not  remedied on or before the third Local  Business Day after notice of such failure is given to Party A.

(ii) The "BREACH OF AGREEMENT" provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

(iii) The "CREDIT SUPPORT DEFAULT"  provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party
     B except  that  Section  5(a)(iii)(1)  will apply to Party B solely in respect  of Party B's  obligations  under
     Paragraph 3(b) of the Credit Support Annex; provided,  however, that notwithstanding anything to the contrary in
     Section  5(a)(iii)(1),  any failure by Party A to comply with or perform any  obligation  to be complied with or performed by Party A under the Credit  Support  Annex shall not  constitute  an Event of Default  under  Section
     5(a)(iii)  unless (A) a Required  Ratings  Downgrade Event has occurred and been continuing for 30 or more Local
     Business  Days and (B) such  failure is not  remedied on or before the third Local  Business Day after notice of such failure is given to Party A.

(iv) The "MISREPRESENTATION" provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

(v)  The "DEFAULT UNDER SPECIFIED TRANSACTION" provisions of Section 5(a)(v) will apply to Party A and will not apply to Party B.

(vi) The "CROSS  DEFAULT"  provisions  of Section  5(a)(vi)  will apply to Party A and will not apply to Party B. For purposes of Section 5(a)(vi), solely with respect to Party A:

                  "Specified Indebtedness" will have the meaning specified in Section 14.

                  "Threshold Amount" means USD 100,000,000.

(vii) The  "BANKRUPTCY"  provisions of Section  5(a)(vii) will apply to Party A and will apply to Party B except that the  provisions  of Section  5(a)(vii)(2),  (6) (to the extent  that such  provisions  refer to any  appointment contemplated  or effected by the Pooling and  Servicing  Agreement or any  appointment  to which Party B has not become  subject),  (7) and (9) will not apply to Party B; provided that,  with respect to Party B only,  Section
     5(a)(vii)(4)  is hereby amended by adding after the words "against it" the words  "(excluding  any proceeding or petition instituted or presented by Party A or its Affiliates)",  and Section  5(a)(vii)(8) is hereby amended by deleting the words "to (7) inclusive" and inserting lieu thereof ", (3), (4) as amended, (5), (6) as amended, or
     (7)".

(viii) The "MERGER WITHOUT ASSUMPTION" provisions of Section 5(a)(viii) will apply to Party A and will apply to Party
     B.

(d)      TERMINATION EVENTS.

         The statement  below that a Termination  Event will apply to a specific party means that upon the occurrence of such a Termination  Event, if such specific party is the Affected Party with respect to a Tax Event,  the
         Burdened  Party with respect to a Tax Event Upon Merger  (except as noted below) or the  non-Affected  Party with  respect to a Credit Event Upon Merger,  as the case may be, such  specific  party shall have the right to designate an Early  Termination  Date in accordance  with Section 6 of this  Agreement;  conversely,  the statement  below that such an event will not apply to a specific  party means that such party shall not have such right;  provided,  however,  with respect to "Illegality" the statement that such event will apply to a specific  party  means that upon the  occurrence  of such a  Termination  Event with  respect to such party, either party shall have the right to designate an Early  Termination  Date in  accordance  with Section 6 of this Agreement.

         (i)      The "ILLEGALITY" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

         (ii)     The "TAX EVENT" provisions of Section 5(b)(ii) will apply to Party A and will apply to Party B.

         (iii)    The "TAX EVENT UPON MERGER"  provisions of Section  5(b)(iii)  will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early  Termination  Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

         (iv)     The "CREDIT EVENT UPON MERGER"  provisions  of Section  5(b)(iv) will not apply to Party A and will not apply to Party B.

(e)      The  "AUTOMATIC  EARLY  TERMINATION"  provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)       PAYMENTS ON EARLY TERMINATION.  For the purpose of Section 6(e) of this Agreement:

(i)      The Second Method will apply.

(ii)     Market  Quotation will apply,  provided,  however,  that, if Party A is the  Defaulting  Party or the sole
                  Affected Party, the following provisions will apply:

                  (A)      Section  6(e) is hereby  amended by  inserting  on the first line thereof the words "or is effectively designated" after "If an Early Termination Date occurs";

                  (B)      The  definition  of Market  Quotation  in Section 14 shall be deleted in its  entirety and replaced with the following:

                           "MARKET  QUOTATION"  means,  with respect to one or more  Terminated  Transactions,  and a party  making the  determination,  an amount  determined  on the basis of one or more Firm
                           Offers from Reference  Market-makers that are Eligible Replacements.  Each Firm Offer will be (1) for an amount that would be paid to Party B (expressed as a negative  number) or by
                           Party B (expressed as a positive number) in consideration of an agreement  between Party B and such Reference Market-maker to enter into a Replacement  Transaction,  and (2) made on the basis  that  Unpaid  Amounts  in respect  of the  Terminated  Transaction  or group of
                           Transactions  are to be excluded  but,  without  limitation,  any payment or delivery that would,  but  for the  relevant  Early  Termination  Date,  have  been  required  (assuming satisfaction of each applicable  condition  precedent)  after that Early  Termination Date are to be included.  The party making the  determination  (or its agent) will request each
                           Reference  Market-maker  that is an Eligible  Replacement to provide its Firm Offer to the extent  reasonably  practicable  as of the same day and time (without  regard to different time zones) on or as soon as reasonably  practicable  after the  designation or occurrence of the relevant  Early  Termination  Date.  The day and time as of which those Firm Offers are to be provided  (the "bid  time") will be selected in good faith by the party  obliged to make a  determination  under  Section  6(e),  and, if each party is so  obliged,  after consultation  with the  other.  If at least one Firm Offer  from an  Approved  Replacement
                           (which,  if accepted,  would determine the Market  Quotation) is provided at the bid time, the Market  Quotation  will be the Firm Offer  (among  such Firm  Offers as  specified  in clause (C) below) actually  accepted by Party B, at the direction of the Master  Servicer, no later than the Business Day  immediately  preceding the Early  Termination  Date. If no
                           Firm Offer from an Approved  Replacement  (which, if accepted,  would determine the Market
                           Quotation)  is provided at the bid time,  it will be deemed that the Market  Quotation  in respect of such Terminated Transaction or group of Transactions cannot be determined.

                  (C)      If more than one Firm  Offer from an  Approved  Replacement  (which,  if  accepted,  would determine the Market  Quotation) is provided at the bid time, Party B, at the direction of the Master  Servicer,  shall accept the Firm Offer  (among such Firm  Offers)  which would require  either (x) the lowest  payment by Party B to the Reference  Market-maker,  to the extent Party B would be required to make a payment to the  Reference  Market-maker  or (y)
                           the  highest  payment  from the  Reference  Market-maker  to Party  B, to the  extent  the
                           Reference  Market-maker  would be  required to make a payment to Party B. If only one Firm
                           Offer from an  Approved  Replacement  (which,  if  accepted,  would  determine  the Market
                           Quotation) is provided at the bid time, Party B shall accept such Firm Offer.

                  (D)      If Party B, at the  direction  of the  Master  Servicer,  requests  Party A in  writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so.

                  (E)      If the Settlement Amount is a negative number,  Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

                           "(3) Second Method and Market Quotation.  If the Second Method and Market Quotation apply,
                           (I) Party B shall pay to Party A an amount equal to the absolute  value of the  Settlement
                           Amount in respect of the  Terminated  Transactions,  (II) Party B shall pay to Party A the
                           Termination  Currency  Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the  Termination  Currency  Equivalent of the Unpaid Amounts owing to
                           Party B; provided,  however,  that (x) the amounts payable under the immediately preceding clauses  (II) and (III) shall be subject to netting in  accordance  with  Section  2(c) of this Agreement and (y) notwithstanding  any other provision of this Agreement,  any amount payable by Party A under the  immediately  preceding  clause (III) shall not be netted-off against any amount payable by Party B under the immediately preceding clause (I)."

(g)      "TERMINATION CURRENCY" means USD.

(h)      ADDITIONAL TERMINATION EVENTS.  Additional Termination Events will apply as provided in Part 5(c).

PART 2.           TAX MATTERS.

(a)      TAX REPRESENTATIONS.

         (i)      PAYER REPRESENTATIONS.  For the purpose of Section 3(e) of this Agreement:

                  (A)      Party A makes the following representation(s):

                           It is not  required by any  applicable  law, as modified by the practice of any relevant governmental  revenue authority,  of any Relevant  Jurisdiction to make any deduction or withholding  for or on account of any Tax from any payment  (other than  interest  under
                           Section  2(e),  6(d)(ii) or 6(e) of this  Agreement) to be made by it to the other party under this Agreement.

                           In making this representation, it may rely on:

                           (1)      the  accuracy  of any  representations  made by the  other  party  pursuant  to
                                    Section 3(f) of this Agreement;

                           (2)      the satisfaction of the agreement  contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and  effectiveness of any document  provided by the other party  pursuant to Section  4(a)(i) or 4(a)(iii)  of this  Agreement;
                                    and

                           (3)      the  satisfaction of the agreement of the other party contained in Section 4(d)
                                    of  this   Agreement,   provided  that  it  shall  not  be  a  breach  of  this
                                    representation  where  reliance  is placed on clause  (ii) and the other  party does not  deliver  a form or  document  under  Section  4(a)(iii)  by reason of material prejudice to its legal or commercial position.

                  (B)      Party B makes the following representation(s):

                           None.

         (ii)     PAYEE REPRESENTATIONS.  For the purpose of Section 3(f) of this Agreement:

                  (A)      Party A makes the following representation(s):

                           Party A is a  corporation  organized  under  the laws of the State of  Delaware  and its
                           U.S. taxpayer identification number is 13-3866307.

                  (B)      Party B makes the following representation(s):

                           None.

(b)      TAX PROVISIONS.

         (i)      GROSS UP.  Section  2(d)(i)(4)  shall  not  apply to Party B as X,  such that  Party B shall not be required to pay any additional amounts referred to therein.

         (ii)     INDEMNIFIABLE  TAX.  Notwithstanding  the definition of  "Indemnifiable  Tax" in Section 14 of this
                  Agreement,  all Taxes in relation to payments by Party A shall be  Indemnifiable  Taxes  (including any  Tax  imposed  in  relation  to a  Credit  Support  Document  or in  relation  to  any  payment thereunder)  unless (i) such Taxes are assessed  directly  against  Party B and not by deduction or withholding  by Party A or (ii)  arise as a result of a Change  in Tax Law (in which  case such Tax shall be an  Indemnifiable  Tax only if such Tax satisfies  the  definition  of  Indemnifiable  Tax provided in Section  14).  In  relation  to  payments by Party B, no Tax shall be an  Indemnifiable
                  Tax.

PART 3.           AGREEMENT TO DELIVER DOCUMENTS.

(a)      For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO      FORM/DOCUMENT/                                     DATE BY WHICH TO
DELIVER DOCUMENT       CERTIFICATE                                        BE DELIVERED

Party A                An  original  properly  completed  and  executed   (i) upon  execution of this  Agreement,  (ii)
                       United States Internal  Revenue Service Form W-9   on or before  the first  payment  date  under
                       (or any  successor  thereto) with respect to any   this Agreement,  including any Credit Support
                       payments  received  or to be received by Party A   Document,  (iii) promptly upon the reasonable
                       that  eliminates  U.S.  federal  withholding and   demand  by  Party  B,   (iv)   prior  to  the
                       backup  withholding  Tax on  payments to Party A   expiration or  obsolescence of any previously
                       under this Agreement.                              delivered  form,  and (v)  promptly  upon the
                                                                          information on any such previously  delivered
                                                                          form becoming inaccurate or incorrect.
Party B                (i)  Upon  execution  of this  Agreement  (or as   (i) upon  execution of this  Agreement (or as
                       soon  as   practicable   but  before  the  first   soon as  practicable  but  before  the  first
                       payment  to be made under  this  Agreement),  an   payment     to    be    made    under    this
                       original properly  completed and executed United   Agreement)including    any   Credit   Support
                       States  Internal  Revenue  Service  Form W-9 (or   Document,   (ii)   in  the   case  of  a  tax
                       any  successor  thereto)  with  respect  to  any   certification  form  other  than a Form  W-9,
                       payments  received  or to  be  received  by  the   before  December 31 of each third  succeeding
                       initial  beneficial owner of payments to Party B   calendar   year,   (iii)  promptly  upon  the
                       that  eliminates  U.S.  federal  withholding and   reasonable  demand by Party A, (iv)  prior to
                       backup  withholding  Tax on  payments to Party B   the   expiration  or   obsolescence   of  any
                       under this Agreement,  and (ii) thereafter,  the   previously  delivered  form, and (v) promptly
                       appropriate tax  certification  form (i.e.,  IRS   upon  learning  that the  information  on any
                       Form W-9 or IRS Form W-8BEN,  W-8IMY,  W-8EXP or   such   previously   delivered  form  becoming
                       W-8ECI,  as applicable  (or any  successor  form   inaccurate or incorrect.
                       thereto)) with respect to any payments  received
                       or to be  received  by the  beneficial  owner of
                       payments  to Party B under this  Agreement  from
                       time to time.

(b)      For the purpose of Section 4(a)(ii), other documents to be delivered are:

PARTY REQUIRED TO      FORM/DOCUMENT/                           DATE BY WHICH TO                         COVERED BY
DELIVER DOCUMENT       CERTIFICATE                              BE DELIVERED                             SECTION 3(D)
                                                                                                         REPRESENTATION
Party A and            Any   documents   required   by   the    Upon the execution and delivery of       Yes
Party B                receiving   party  to  evidence   the    this Agreement
                       authority of the delivering  party or
                       its Credit Support Provider,  if any,
                       for it to  execute  and  deliver  the
                       Agreement,  this  Confirmation,   and
                       any  Credit   Support   Documents  to
                       which it is a party,  and to evidence
                       the   authority  of  the   delivering
                       party or its Credit Support  Provider
                       to perform its obligations  under the
                       Agreement,  this Confirmation and any
                       Credit Support Document,  as the case
                       may be
Party A and            A certificate of an authorized  officer  Upon the execution and delivery of       Yes
Party B                of the party,  as to the incumbency and  this Agreement
                       authority  of the  respective  officers
                       of the  party  signing  the  Agreement,
                       this  Confirmation,  and  any  relevant
                       Credit  Support  Document,  as the case
                       may be
Party A                Annual  Report  of  Party A  containing  Upon request by Party B                  Yes
                       consolidated    financial    statements
                       certified  by   independent   certified
                       public   accountants  and  prepared  in
                       accordance   with  generally   accepted
                       accounting  principles  in the  country
                       in which Party A is organized
Party A                Quarterly   Financial   Statements   of  Upon request by Party B                  Yes
                       Party    A    containing     unaudited,
                       consolidated  financial  statements  of
                       Party A's fiscal  quarter  prepared  in
                       accordance   with  generally   accepted
                       accounting  principles  in the  country
                       in which Party A is organized
Party A                An  opinion  of  counsel  of such party  Upon the execution and delivery of       No
                       regarding  the  enforceability  of this  this Agreement
                       Agreement   in   a   form    reasonably
                       satisfactory to the other party.
Party B                An  executed  copy of the  Pooling  and  Promptly upon filing of such agreement   No
                       Servicing Agreement                      with the U.S. Securities and Exchange
                                                                Commission

PART 4.  MISCELLANEOUS.

(a)      ADDRESS FOR NOTICES:  For the purposes of Section 12(a) of this Agreement:

         Address for notices or communications to Party A:

                  Address:          383 Madison Avenue, New York, New York 10179
                  Attention:        DPC Manager
                  Facsimile:        (212) 272-5823

                  with a copy to:

                  Address:          One Metrotech Center North, Brooklyn, New York 11201
                  Attention:        Derivative Operations   7th Floor
                  Facsimile:        (212) 272-1634

                  (For all purposes)

         Address for notices or communications:
                           RASC Series 2007-KS1 Supplemental Interest Trust
                           c/o U.S. Bank National Association
                  Address: 60 Livingston Avenue
                           EP-MN-WS3d
                           St. Paul, MN 55107
                  Facsimile:        615-495-8090
                  Phone:            651-495-3880

                  with a copy to:

                  Residential Funding Company, LLC
                  2255 North Ontario, Suite 400
                  Burbank, CA 91504
                  Attention: Bond Administration
                  Fax: 818-260-1815
                  (For all purposes)

(b)      PROCESS AGENT.  For the purpose of Section 13(c):

         Party A appoints as its Process Agent:  Not applicable.

         Party B appoints as its Process Agent:  Not applicable.

(c)      OFFICES.  The  provisions  of Section  10(a) will apply to this  Agreement;  neither Party A nor Party B has any Offices other than as set forth in the Notices Section.

(d)      MULTIBRANCH PARTY.  For the purpose of Section 10(c) of this Agreement:

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e)      CALCULATION AGENT.  The Calculation Agent is Party A.

(f)      CREDIT SUPPORT DOCUMENT.

         Party A:          The Credit  Support  Annex,  and any guarantee in support of Party A's  obligations  under this Agreement.

         Party B:          The Credit Support Annex.

(g)      CREDIT SUPPORT PROVIDER.

         Party A:          The  guarantor  under any  guarantee  in  support  of Party  A's  obligations  under  this
                           Agreement.

         Party B:          None.

(h)      GOVERNING  LAW.  The  parties  to this  Agreement  hereby  agree that the law of the State of New York shall govern their rights and duties in whole,  without  regard to the conflict of law  provisions  thereof  other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)      NETTING  OF  PAYMENTS.  The  parties  agree  that  subparagraph  (ii) of  Section  2(c)  will  apply to each
         Transaction hereunder.

(j)      AFFILIATE.  Party A and  Party B shall be deemed  to have no  Affiliates  for  purposes  of this  Agreement, including for purposes of Section 6(b)(ii).

PART 5.           OTHERS PROVISIONS.

(a)      DEFINITIONS.  Unless otherwise  specified in a Confirmation,  this Agreement and each Transaction under this
         Agreement  are  subject  to  the  2000  ISDA  Definitions  as  published  and  copyrighted  in  2000  by the
         International  Swaps and  Derivatives  Association,  Inc. (the  "DEFINITIONS"),  and will be governed in all relevant  respects by the  provisions set forth in the  Definitions,  without regard to any amendment to the
         Definitions  subsequent to the date hereof.  The provisions of the  Definitions  are hereby  incorporated by reference in and shall be deemed a part of this Agreement,  except that (i) references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement,  and (ii)
         references to a  "Transaction"  in this Agreement  shall be deemed  references to a "Swap  Transaction"  for purposes of the Definitions.  Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

(b)      AMENDMENTS TO ISDA MASTER AGREEMENT.

         (i)      SINGLE  AGREEMENT.  Section  1(c) is hereby  amended by the adding  the words  "including,  for the avoidance of doubt, the Credit Support Annex"  after the words "Master Agreement".

         (ii)     [Reserved.]

         (iii)    [Reserved.]

         (iv)     REPRESENTATIONS.  Section  3 is  hereby  amended  by  adding  at  the  end  thereof  the  following subsection (g):

                  "(g)     Relationship Between Parties.

                           (1)      Nonreliance.  (i) It is not relying on any  statement  or  representation  of the other party regarding the Transaction  (whether written or oral),  other than the representations  expressly made in this Agreement or the  Confirmation in respect of that Transaction,  (ii) it has consulted with its own legal, regulatory,  tax, business,  investment,  financial  and  accounting  advisors to the extent it has deemed  necessary,  and it has  made  its own  investment,  hedging  and  trading decisions  based upon its own judgment and upon any advice from such  advisors as it has  deemed  necessary  and not upon any view  expressed  by the other  party,
                                    (iii) it is not  relying  on any  communication  (written  or oral) of the  other
                                    party  as  investment   advice  or  as  a  recommendation   to  enter  into  this
                                    Transaction;  it being understood that  information and  explanations  related to the terms and conditions of this Transaction  shall not be considered  investment advice or a recommendation  to enter into this  Transaction,  and (iv) it has not received  from the other  party any  assurance  or  guaranty  as to the  expected results of this Transaction.  Notwithstanding  the foregoing,  in the case of the
                                    Supplemental  Interest  Trust  Trustee,  it has been  directed by the Pooling and
                                    Servicing Agreement to enter into this Transaction

                           (2)      Evaluation  and  Understanding.  (i) It has the capacity to evaluate  (internally or through independent  professional advice) the Transaction and has made its own decision  to  enter  into the  Transaction  and (ii) it  understands  the  terms, conditions and risks of the  Transaction  and is willing and able to accept those terms and  conditions  and to assume  those  risks,  financially  and  otherwise.
                                    Notwithstanding  the foregoing,  in the case of the  Supplemental  Interest Trust
                                    Trustee,  it has been  directed by the Pooling and  Servicing  Agreement to enter into this Transaction

                           (3)      Purpose.  It is entering  into the  Transaction  for the purposes of managing its borrowings or  investments,  hedging its  underlying  assets or liabilities or in connection with a line of business.

                           (4)      Status of  Parties.  The other  party is not  acting  as an agent,  fiduciary  or advisor for it in respect of the Transaction.

                           (5)      Eligible  Contract  Participant.  It is an "eligible  swap  participant"  as such term is  defined  in,  Section  35.1(b)(2)  of the  regulations  (17  C.F.R.  35)
                                    promulgated under, and an "eligible  contract  participant" as defined in Section
                                    1(a)(12) of the Commodity Exchange Act, as amended."

         (v)      TRANSFER TO AVOID  TERMINATION  EVENT.  Section  6(b)(ii)  is hereby  amended by (i)  deleting  the words "or if a Tax Event Upon Merger  occurs and the  Burdened  Party is the  Affected  Party," and
                  (ii) deleting the last paragraph thereof and inserting the following in lieu thereof:

                  "Notwithstanding  anything  to the  contrary in Section 7 (as  amended  herein) and Part 5(f),  any transfer by Party A under this Section  6(b)(ii)  shall not require the consent of Party B for such transfer if the following conditions are satisfied:

                  (1)      the transferee (the "Section 6 Transferee") is an Eligible Replacement;

                  (2)      if the Section 6 Transferee is domiciled in a different  country or political  subdivision thereof  from  both  Party A and  Party B,  such  transfer  satisfies  the  Rating  Agency
                           Condition;

                  (3)      the Section 6 Transferee  will not, as a result of such transfer,  be required on the next succeeding  Scheduled  Payment Date to withhold or deduct on account of any Tax (except in respect of default  interest)  amounts in excess of that which Party A would,  on the next succeeding  Scheduled  Payment Date have been required to so withhold or deduct unless the
                           Section 6 Transferee  would be required to make  additional  payments  pursuant to Section
                           2(d)(i)(4) corresponding to such excess;

                  (4)      a Termination Event or Event of Default does not occur as a result of such transfer; and

                  (5)      the Section 6 Transferee  confirms in writing that it will accept all of the interests and obligations  in and under this  Agreement  which are to be transferred to it in accordance with the terms of this provision."

         (vi)     JURISDICTION.   Section  13(b)  is  hereby   amended  by:  (i)  deleting  in  the  second  line  of
                  subparagraph  (i) thereof the word "non-",  (ii)  deleting "; and" from the end of  subparagraph  1 and inserting "." in lieu thereof, and (iii) deleting the final paragraph thereof.

         (vii)    LOCAL  BUSINESS DAY. The  definition of Local  Business Day in Section 14 is hereby  amended by the addition of the words "or any Credit Support  Document"  after  "Section  2(a)(i)" and the addition of the words "or Credit Support Document" after "Confirmation".

(c)      ADDITIONAL TERMINATION EVENTS.  The following Additional Termination Events will apply:

         (i)   S&P FIRST LEVEL DOWNGRADE.  If an S&P Approved Ratings  Downgrade Event has occurred and is continuing and Party A fails to take any  action  described  under  Part  (5)(d)(i)(1),  within  the time  period specified therein,  then an Additional  Termination Event shall have occurred with respect to Party A,
               Party A shall be the sole Affected  Party with respect to such  Additional  Termination  Event and all
               Transactions hereunder shall be Affected Transaction.

         (ii)  MOODY'S  FIRST RATING  TRIGGER  COLLATERAL.  If (A) it is not the case that a Moody's  Second  Trigger
               Ratings Event has occurred and been  continuing for 30 or more Local Business Days and (B) Party A has failed to comply  with or perform  any  obligation  to be  complied  with or  performed  by Party A in accordance  with the Credit Support Annex,  then an Additional  Termination  Event shall have occurred with  respect to Party A, Party A shall be the sole  Affected  Party with  respect to such  Additional
               Termination Event and all Transactions hereunder shall be Affected Transactions.

         (iii) S&P  SECOND  LEVEL  DOWNGRADE.  If an  S&P  Required  Ratings  Downgrade  Event  has  occurred  and is continuing  and Party A fails to take any action  described  under Part  (5)(d)(i)(2)  within the time period specified  therein,  then an Additional  Termination  Event shall have occurred with respect to
               Party A, Party A shall be the sole Affected Party with respect to such  Additional  Termination  Event and all Transactions hereunder shall be Affected Transaction.

         (iv)  MOODY'S  SECOND  RATING  TRIGGER  REPLACEMENT.  If (A) a  Moody's  Second  Trigger  Ratings  Event has
               occurred  and been  continuing  for 30 or more Local  Business  Days and (B) (i) at least one Eligible
               Replacement  has made a Firm Offer to be the  transferee  of all of Party A's  rights and  obligations under this Agreement (and such Firm Offer remains an offer that will become legally  binding upon such
               Eligible  Replacement  upon  acceptance by the offeree)  and/or (ii) an Eligible  Guarantor has made a
               Firm Offer to provide an  Eligible  Guarantee  (and such Firm Offer  remains an offer that will become legally binding upon such Eligible  Guarantor  immediately  upon  acceptance by the offeree),  then an
               Additional  Termination  Event shall have  occurred with respect to Party A, Party A shall be the sole
               Affected Party with respect to such Additional  Termination Event and all Transactions hereunder shall be Affected Transactions.

         (v)   AMENDMENT OF THE POOLING AND SERVICING  AGREEMENT.  If,  without the prior written  consent of Party A where such  consent is required  under the Pooling and  Servicing  Agreement  (such  consent not to be unreasonably  withheld),  an amendment is made to the Pooling and Servicing  Agreement which amendment could  reasonably be expected to have a material adverse effect on the interests of Party A under this
               Agreement,  an Additional Termination Event shall have occurred with respect to Party B, Party B shall be the sole Affected  Party with respect to such  Additional  Termination  Event and all  Transactions hereunder shall be Affected Transactions.

         (vi)  FAILURE TO COMPLY WITH  REGULATION  AB  REQUIREMENTS.  If, upon the  occurrence  of a Swap  Disclosure
               Event (as defined in Part 5(e) below) Party A has not complied  with any of the  provisions  set forth in clause (iii) of Part 5(e) below,  then an  Additional  Termination  Event shall have  occurred with respect  to Party A and Party A shall be the sole  Affected  Party  with  respect  to such  Additional
               Termination Event.

        (VII)    OPTIONAL  TERMINATION  OF  SECURITIZATION.  Only  with  respect  to  the  Transaction  identified  by  the reference  number  FXNSC9162,  an  Additional  Termination  Event  shall  occur  upon the notice to
                  Certificateholders of an Optional Termination becoming  unrescindable in accordance with Article IX of the Pooling and Servicing  Agreement  (such notice,  the "OPTIONAL  TERMINATION  NOTICE").  With respect to such Additional  Termination  Event:  (A) Party B shall be the sole Affected Party;  (B)
                  notwithstanding  anything  to the  contrary  in  Section  6(b)(iv)  or Section  6(c)(i),  the final
                  Distribution  Date specified in the Optional  Termination  Notice is hereby designated as the Early
                  Termination  Date for this Additional  Termination  Event in respect of all Affected  Transactions;
                  (C) Section  2(a)(iii)(2)  shall not be applicable to any Affected  Transaction in connection  with the Early  Termination  Date  resulting from this  Additional  Termination  Event;  notwithstanding anything to the contrary in Section  6(c)(ii),  payments and  deliveries  under Section  2(a)(i) or
                  Section 2(e) in respect of the Terminated  Transactions  resulting from this Additional Termination
                  Event will be required to be made through and including the Early  Termination Date designated as a result of this Additional  Termination Event;  provided,  for the avoidance of doubt, that any such payments  or  deliveries  that  are made on or prior to such  Early  Termination  Date  will not be treated as Unpaid  Amounts in determining  the amount payable in respect of such Early  Termination
                  Date; (D) notwithstanding  anything to the contrary in Section 6(d)(i),  (I) if, no later than 4:00 pm New York City time on the day that is four  Business Days prior to the final  Distribution  Date specified in the Optional  Termination  Notice,  the Trustee  requests the amount of the  Estimated
                  Swap  Termination  Payment,  Party A shall provide to the Trustee in writing  (which may be done in electronic  format) the amount of the Estimated Swap Termination  Payment no later than 2:00 pm New
                  York City time on the  following  Business  Day and (II) if the  Trustee  provides  written  notice
                  (which may be done in  electronic  format) to Party A no later than two Business  Days prior to the final  Distribution Date specified in the Optional  Termination Notice that all requirements of the
                  Optional  Termination  have been met,  then Party A shall,  no later than one Business Day prior to the final  Distribution Date specified in the Optional  Termination  Notice,  make the calculations contemplated  by Section 6(e) of this  Agreement (as amended  herein) and provide to the Trustee in writing  (which may be done in electronic  format) the amount  payable by either Party B or Party A in respect of the related Early  Termination  Date in connection with this  Additional  Termination
                  Event;  provided,  however,  that the amount  payable by Party B, if any, in respect of the related
                  Early  Termination  Date  shall be the  lesser of (x) the  amount  calculated  to be due by Party B pursuant to Section 6(e) and (y) the Estimated Swap Termination  Payment;  and (E)  notwithstanding anything to the  contrary in this  Agreement,  any amount due from Party B to Party A in respect of this Additional  Termination Event will be payable on the final  Distribution Date specified in the
                  Optional  Termination  Notice  and any  amount  due  from  Party A to  Party B in  respect  of this
                  Additional  Termination Event will be payable one Business Day prior to the final Distribution Date specified  in the Optional Termination Notice

                  The Trustee shall be an express third party  beneficiary  of this Agreement as if a party hereto to the extent of the Trustee's rights specified herein.

                  (viii)   OPTIONAL  TERMINATION OF  SECURITIZATION.  With respect to the  Transaction  identified by the reference  numbers  FXNEC9165,  FXNEC9166,  and FXNCC9163,  an Additional  Termination
                           Event  shall  occur  upon the  notice to  Certificateholders  of an  Optional  Termination becoming  unrescindable  in  accordance  with  Article  IX of the  Pooling  and  Servicing
                           Agreement.  Party B shall be the sole  Affected  Party  with  respect  to such  Additional
                           Termination Event;  provided,  however,  that notwithstanding  anything to the contrary in
                           Section 6(b)(iv),  only Party B may designate an Early Termination Date in respect of this
                           Additional  Termination  Event;  and for purposes of determining the payment under Section
                           6(e) of this  Agreement,  for all  Calculation  Periods  beginning  on or after  the Early
                           Termination  Date, the definition of Notional Amount in the Confirmation  shall be deleted in its  entirety  and  replaced  with the  following:  "With  respect to each  Calculation
                           Period,  the Scheduled Amount for such Calculation  Period as set forth in the Schedule of
                           Scheduled  Amounts  attached hereto  multiplied by the quotient of (A) the Notional Amount for the Calculation  Period immediately prior to the Early Termination Date divided by (B)
                           the  Scheduled  Amount  for  the  Calculation   Period  immediately  prior  to  the  Early
                           Termination Date as set forth in the Schedule of Scheduled Amounts attached hereto.

         (ix)  FAILURE  TO PAY CLASS A  CERTIFICATES.  If the  Trustee is unable to pay the Class A  Certificates  or fails or admits in writing its inability to pay its Class A  Certificates  as they become due, then an
               Additional  Termination  Event shall have  occurred  with  respect to Party B and Party B shall be the sole  Affected  Party with respect to such  Additional  Termination  Event.  This  provision  shall be applicable  only with respect to the Transaction  identified by the reference  number  FXNSC9162,  and shall not apply to any other Transactions.

(d)      RATING AGENCY DOWNGRADE.

         (i)      S&P Downgrade:

                  (1)      In the event that an S&P Approved Ratings  Downgrade Event occurs and is continuing,  then within 30 days after such rating  downgrade,  Party A shall,  subject to the Rating Agency
                           Condition  with  respect  to S&P,  at its own  expense,  either  (i)  procure a  Permitted
                           Transfer,  (ii) obtain an Eligible  Guarantee or (iii) post  collateral in accordance with the Credit Support Annex.

                  (2)      In the event that an S&P Required Ratings  Downgrade Event occurs and is continuing,  then within 10 Local  Business Days after such rating  withdrawal or downgrade,  Party A shall, subject to the Rating Agency  Condition  with respect to S&P, at its own expense,  procure either (i) a Permitted Transfer or (ii) an Eligible Guarantee.

         (ii)     Moody's Downgrade.

                  (1)      In the event that a Moody's Second Trigger  Ratings Event occurs and is continuing,  Party
                           A shall,  as soon as  reasonably  practicable  thereafter,  at its own  expense  and using commercially  reasonable  efforts,  either (i) procure a Permitted Transfer or (ii) obtain an Eligible Guarantee.

(e)      COMPLIANCE WITH REGULATION AB.

         (i)      Party A agrees and  acknowledges  that the  Depositor  is required  under  Regulation  AB under the
                  Securities  Act of 1933,  as amended,  and the  Securities  Exchange  Act of 1934,  as amended (the
                  "Exchange Act") ("Regulation AB"), to disclose certain financial  information  regarding Party A or its  group  of  affiliated  entities,  if  applicable,  depending  on the  aggregate  "significance percentage" of this Agreement and any other  derivative  contracts  between Party A or its group of affiliated  entities,  if  applicable,  and Party B, as calculated  from time to time in accordance with Item 1115 of Regulation AB.

         (ii)     It shall be a swap  disclosure  event ("Swap  Disclosure  Event") if, on any Business Day after the date  hereof for so long as the  Issuing  Entity is required  to file  periodic  reports  under the
                  Exchange Act, the Depositor requests from Party A the applicable  financial  information  described in Item 1115 of  Regulation  AB (such  request  to be based on a  reasonable  determination  by the
                  Depositor,  in good faith,  that such  information  is  required  under  Regulation  AB) (the "Swap
                  Financial Disclosure").

         (iii)    Upon the  occurrence  of a Swap  Disclosure  Event,  Party A,  within  ten (10) days and at its own expense,  shall (1)(a) either (i) provide to the Depositor the current Swap Financial Disclosure in an  EDGAR-compatible  format (for example,  such  information may be provided in Microsoft Word(R)or
                  Microsoft  Excel(R)format but not in .pdf format) or (ii) provide  written  consent to the Depositor to  incorporation  by reference of such current Swap Financial  Disclosure  that are filed with the
                  Securities  and Exchange  Commission  in the  Exchange  Act Reports of Party A, (b) if  applicable, cause its outside  accounting firm to provide its consent to filing or  incorporation  by reference in the Exchange Act Reports of Party A of such  accounting  firm's report  relating to their audits of such  current  Swap  Financial  Disclosure,  and (c) provide to the  Depositor  any updated Swap
                  Financial  Disclosure with respect to Party A or any entity that  consolidates  Party A within five days of the release of any such updated Swap  Financial  Disclosure;  (2) secure  another entity to replace Party A as party to this  Agreement on terms  substantially  similar to this  Agreement and
                  (by a Permitted  Transfer) subject to prior notification to the Swap Rating Agencies,  which entity
                  (or a guarantor  therefor)  satisfies  the Rating  Agency  Condition  with respect to S&P and which entity is able to comply with the  requirements of Item 1115 of Regulation AB or (3) subject to the
                  Rating  Agency  Condition  with  respect to S&P and obtain a guaranty of the Party A's  obligations under this  Agreement  from an affiliate  of the Party A that is able to comply with the  financial information  disclosure  requirements of Item 1115 of Regulation AB, such that disclosure  provided in respect of the  affiliate  will  satisfy  any  disclosure  requirements  applicable  to the Swap
                  Provider,  and cause  such  affiliate  to  provide  Swap  Financial  Disclosure.  If  permitted  by
                  Regulation  AB, any  required  Swap  Financial  Disclosure  may be  provided  by  incorporation  by reference from reports filed pursuant to the Exchange Act.

         (iv)     Party A agrees that, in the event that Party A provides Swap Financial  Disclosure to the Depositor in accordance with Part  5(e)(iii)(a) or causes its affiliate to provide Swap Financial  Disclosure to the  Depositor in accordance  with Part  5(e)(iii)(c),  it will  indemnify and hold harmless the
                  Depositor, its respective directors or officers and any person controlling the Depositor,  from and against any and all losses,  claims,  damages and  liabilities  caused by any untrue  statement  or alleged untrue  statement of a material fact contained in such Swap Financial  Disclosure or caused by any omission or alleged  omission to state in such Swap  Financial  Disclosure  a material  fact required  to be  stated  therein  or  necessary  to make the  statements  therein,  in light of the circumstances under which they were made, not misleading.

         (v)      The Depositor  shall be an express third party  beneficiary  of this Agreement as if a party hereto to the extent of the Depositor's rights explicitly specified in this Part 5(e).

(f)      TRANSFERS.

         (i)      Section 7 is hereby amended to read in its entirety as follows:

                  "Except with respect to a Permitted  Transfer pursuant to Section  6(b)(ii),  Part 5(d), Part 5(e),
                  Part  5(b)(v) or the  succeeding  sentence,  neither  Party A nor Party B is  permitted  to assign, novate or  transfer  (whether by way of  security  or  otherwise)  as a whole or in part any of its rights,  obligations  or  interests  under the  Agreement or any  Transaction  unless (a) the prior written  consent of the other  party is  obtained  and (b) the  Rating  Agency  Condition  has been satisfied  with  respect to S&P.  At any time at which no  Relevant  Entity  has credit  ratings at least equal to the Approved Ratings Threshold, Party A may make a Permitted Transfer."

         (ii)     If an Eligible  Replacement  has made a Firm Offer (which remains an offer that will become legally binding upon  acceptance by Party B, at the direction of the Master  Servicer) to be the transferee pursuant  to a Permitted  Transfer,  Party B shall,  at Party A's written  request and at Party A's expense,  execute such  documentation  provided to it as is reasonably  deemed necessary by Party A to effect such transfer.

(g)      NON-RECOURSE.  Party A acknowledges and agree that,  notwithstanding  any provision in this Agreement to the contrary,  the obligations of Party B hereunder are limited recourse  obligations of Party B, payable solely from the Supplemental  Interest Trust and the proceeds thereof,  in accordance with the priority of payments and other terms of the Pooling and  Servicing  Agreement  and that Party A will not have any recourse to any of the directors,  officers,  agents,  employees,  shareholders or affiliates of Party B with respect to any claims, losses, damages,  liabilities,  indemnities or other obligations in connection with any transactions contemplated hereby. In the event that the Supplemental  Interest Trust and the proceeds thereof,  should be insufficient to satisfy all claims  outstanding and following the realization of the  Supplemental  Interest
         Trust and the proceeds  thereof,  any claims  against or  obligations of Party B under this Agreement or any other  confirmation  thereunder  still  outstanding  shall be  extinguished  and thereafter not revive.  The
         Supplemental  Interest  Trust Trustee shall not have  liability for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving  amounts in the  Supplemental  Interest  Trust from the Trust created  pursuant to the Pooling and Servicing  Agreement.  This  provision  will survive the termination of this Agreement.

(h)      TIMING OF PAYMENTS BY PARTY B UPON EARLY  TERMINATION.  Notwithstanding  anything to the contrary in Section
         6(d)(ii),  to the extent that all or a portion (in either case,  the  "Unfunded  Amount") of any amount that is  calculated  as being due in respect of any Early  Termination  Date under  Section  6(e) from Party B to
         Party A will be paid by Party B from amounts  other than any upfront  payment paid to Party B by an Eligible
         Replacement  that has entered a Replacement  Transaction  with Party B, then such  Unfunded  Amount shall be due on the next  subsequent  Distribution  Date  following  the date on which the  payment  would  have been payable as determined in accordance with Section 6(d)(ii),  and on any subsequent  Distribution  Dates until paid in full (or if such Early Termination Date is the final  Distribution  Date, on such final Distribution
         Date);  provided,  however,  that if the date on which the payment  would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution  Date, such payment will be payable on such  Distribution
         Date.

(i)      RATING AGENCY  NOTIFICATIONS.  Notwithstanding  any other provision of this Agreement,  no Early Termination
         Date shall be  effectively  designated  hereunder  by Party B and no transfer  of any rights or  obligations under this  Agreement  shall be made by either  party  unless each Swap  Rating  Agency has been given prior written notice of such designation or transfer.

(j)      NO SET-OFF.  Except as expressly  provided for in Section 2(c),  Section 6 or Part  1(f)(i)(D)  hereof,  and notwithstanding any other provision of this Agreement or any other existing or future agreement,  each party irrevocably  waives any and all rights it may have to set off, net, recoup or otherwise  withhold or suspend or condition  payment or performance of any obligation  between it and the other party hereunder against any obligation  between it and the other  party  under any other  agreements.  Section  6(e) shall be amended by deleting the following  sentence:  "The amount,  if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(k)      AMENDMENT.  Notwithstanding  any  provision to the contrary in this  Agreement,  no amendment of either this
         Agreement  or any  Transaction  under this  Agreement  shall be permitted by either party unless each of the
         Swap Rating  Agencies has been provided prior written  notice of the same and such  amendment  satisfies the
         Rating Agency Condition with respect to S&P.

(l)      NOTICE OF  CERTAIN  EVENTS  OR  CIRCUMSTANCES.  Each  Party  agrees,  upon  learning  of the  occurrence  or existence of any event or condition that  constitutes  (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination  Event with respect to such party,  promptly to give the other  Party and to each Swap  Rating  Agency  notice of such  event or  condition;  provided  that failure to provide  notice of such event or  condition  pursuant to this Part 5(l) shall not  constitute  an
         Event of Default or a Termination Event.

(m)      PROCEEDINGS.  No Relevant Entity shall institute  against,  or cause any other person to institute  against, or join any other person in  instituting  against Party B, the  Supplemental  Interest  Trust,  or the trust formed  pursuant to the Pooling and Servicing  Agreement,  in any bankruptcy,  reorganization,  arrangement, insolvency  or  liquidation  proceedings  or other  proceedings  under any  federal or state  bankruptcy  or similar  law for a period  of one year  (or,  if  longer,  the  applicable  preference  period)  and one day following  payment in full of the  Certificates  and any Notes.  This provision will survive the termination of this Agreement.

(n)      SUPPLEMENTAL  INTEREST TRUST TRUSTEE  LIABILITY  LIMITATIONS.  It is expressly  understood and agreed by the parties hereto that (a) this Agreement is executed by U.S. Bank National  Association  ("U.S.  Bank") not in
         its individual  capacity,  but solely as  Supplemental  Interest  Trust Trustee of the RASC Series  2007-KS1
         Supplemental  Interest Trust created pursuant to the Pooling and Servicing  Agreement in the exercise of the powers and authority  conferred and invested in it thereunder;  (b) U.S. Bank has been directed  pursuant to the Pooling and Servicing  Agreement to enter into this Agreement and to perform its obligations  hereunder;
         (c) each of the  representations,  undertakings  and  agreements  herein made on behalf of the  Supplemental
         Interest  Trust is made and intended not as personal  representations  of U.S. Bank but is made and intended for the purpose of binding only the Supplemental  Interest Trust; and (d) under no circumstances  shall U.S.
         Bank in its  individual  capacity  be  personally  liable for any  payments  hereunder  or for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement.

(o)      SEVERABILITY.  If any  term,  provision,  covenant,  or  condition  of this  Agreement,  or the  application thereof to any party or  circumstance,  shall be held to be invalid or  unenforceable  (in whole or in part)
         in any respect,  the remaining terms,  provisions,  covenants,  and conditions hereof shall continue in full force  and  effect  as if this  Agreement  had been  executed  with the  invalid  or  unenforceable  portion eliminated,  so long as this Agreement as so modified  continues to express,  without material  change,  the original  intentions  of the parties as to the subject  matter of this  Agreement  and the  deletion of such portion of this  Agreement will not  substantially  impair the respective  benefits or  expectations  of the parties;  provided,  however,  that this severability  provision shall not be applicable if any provision of
         Section 2, 5, 6, or 13 (or any  definition  or  provision  in Section 14 to the extent it relates  to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

         The parties  shall  endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable term, provision,  covenant or condition with a valid or enforceable term, provision,  covenant or condition, the  economic  effect of which  comes as close as possible  to that of the  invalid or  unenforceable  term, provision, covenant or condition.

(p)      [RESERVED]

(q)      LIMITATION  ON EVENTS OF DEFAULT.  Notwithstanding  the  provisions  of Sections 5 and 6, if at any time and so long as Party B has satisfied in full all its payment  obligations  under  Section  2(a)(i) in respect of each Transaction with the reference number FXNEC9165,  FXNEC9166,  and FXNCC9163 (each, a "Cap Transaction")
         and has at the time no future payment  obligations,  whether  absolute or contingent,  under such Section in respect of such Cap  Transaction,  then unless Party A is required  pursuant to  appropriate  proceedings to return to Party B or  otherwise  returns to Party B upon demand of Party B any  portion of any such  payment in respect of such Cap  Transaction,  (a) the occurrence of an event  described in Section 5(a) with respect to Party B shall not  constitute  an Event of Default or Potential  Event of Default with respect to Party B as  Defaulting  Party in respect of such Cap  Transaction  and (b) Party A shall be entitled to designate an
         Early  Termination  Date  pursuant to Section 6 in respect of such Cap  Transaction  only as a result of the occurrence of a Termination  Event set forth in either  Section  5(b)(i) or 5(b)(ii) with respect to Party A as the Affected  Party,  or Section  5(b)(iii) with respect to Party A as the Burdened  Party.  For purposes of the  Transaction to which this Agreement  relates,  Party B's only  obligation  under Section  2(a)(i) in respect of such Cap Transaction is to pay the Fixed Amount on the Fixed Amount Payer Payment Date.

 (r)     CONSENT TO  RECORDING.  Each party hereto  consents to the  monitoring  or  recording,  at any time and from time to time, by the other party of any and all communications  between trading,  marketing,  and operations personnel of the parties and their  Affiliates,  waives any further notice of such  monitoring or recording, and agrees to notify such personnel of such monitoring or recording.

(s)      WAIVER OF JURY  TRIAL.  Each  party  waives  any right it may have to a trial by jury in  respect  of any in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(t)      PAYMENT  INSTRUCTIONS.  Party A hereby agrees that,  unless  notified in writing by Party B of other payment instructions,  any and all amounts  payable by Party A to Party B under this Agreement  shall be paid to the account specified in Item 4 of this Confirmation, below.

(u)      CAPACITY.  Party A represents to Party B on the date on which Party A enters into this  Agreement that it is entering  into  the  Agreement  and the  Transaction  as  principal  and not as  agent  of any  person.  The
         Supplemental  Interest  Trust  Trustee  represents  to Party A on the date on which Party B enters into this
         Agreement  that the  Supplemental  Interest  Trust Trustee is executing the Agreement not in its  individual capacity, but solely as  Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust.

(v)      SUBSTANTIAL  FINANCIAL  TRANSACTIONS.  Each party hereto is hereby advised and  acknowledges  as of the date hereof  that the  other  party  has  engaged  in (or  refrained  from  engaging  in)  substantial  financial transactions  and has taken (or refrained from taking) other material  actions in reliance upon the entry by the parties into the Transaction  being entered into on the terms and conditions set forth herein and in the
         Pooling and Servicing Agreement relating to such Transaction,  as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

(w)      [Reserved].

(x)      [Reserved].

(y)      ADDITIONAL DEFINITIONS.

         As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

                  "APPROVED  RATINGS  THRESHOLD"  means each of the S&P Approved  Ratings  Threshold  and the Moody's
                  First Trigger Ratings Threshold.

                  "APPROVED  REPLACEMENT"  means,  with respect to a Market  Quotation,  an entity making such Market
                  Quotation,  which  entity  would  satisfy  conditions  (a),  (b),(c) and (d) of the  definition  of
                  Permitted  Transfer (as determined by Party B at the direction of the Master Servicer,  acting in a commercially  reasonable manner) if such entity were a Transferee,  as defined in the definition of
                  Permitted Transfer.

                  "ELIGIBLE  GUARANTEE"  means an unconditional  and irrevocable  guarantee of all present and future payment  obligations and  obligations to post  collateral of Party A or an Eligible  Replacement to
                  Party B under this Agreement that is provided by an Eligible  Guarantor as principal  debtor rather than surety and that is directly  enforceable by Party B, the form and substance of which guarantee are subject to the Rating Agency Condition with respect to S&P.

                  "ELIGIBLE  GUARANTOR"  means an entity that (A) has credit  ratings  from S&P at least equal to the
                  S&P  Approved  Ratings  Threshold  and (B) has credit  ratings  from  Moody's at least equal to the
                  Moody's Second Trigger Ratings  Threshold,  provided,  for the avoidance of doubt, that an Eligible
                  Guarantee of an Eligible  Guarantor  with credit  ratings below the Moody's  First Trigger  Ratings
                  Threshold  will not cause a Collateral  Event (as defined in the Credit Support Annex) not to occur or continue with respect to Moody's.

                  "ELIGIBLE  REPLACEMENT" means an entity (A) (i) (a) that has credit ratings from S&P at least equal to the S&P Approved  Ratings  Threshold,  and (b) has credit ratings from Moody's at least equal to the Moody's  Second  Trigger  Ratings  Threshold,  provided,  for the  avoidance of doubt,  that an
                  Eligible  Replacement  with credit ratings below the Moody's First Trigger  Ratings  Threshold will not cause a  Collateral  Event (as  defined in the Credit  Support  Annex) not to occur or continue with respect to Moody's,  or (ii) the present and future  obligations  (for the avoidance of doubt, not limited to payment  obligations) of which entity to Party B under this Agreement are guaranteed pursuant to an Eligible Guarantee and (B) that has entered into an  indemnification  agreement with the Master Servicer and Depositor that is substantially the same as the  indemnification  agreement between Party A, the Depositor and the Master Servicer.

                  "ESTIMATED SWAP TERMINATION  PAYMENT" means,  with respect to an Early  Termination Date, an amount determined by Party A in good faith and in a commercially  reasonable manner as the maximum payment that  could be owed by Party B to Party A in respect of such Early  Termination  Date  pursuant  to
                  Section 6(e) of this Agreement, taking into account then current market conditions.

                  "FIRM OFFER"  means (A) with respect to an Eligible  Replacement,  a quotation  from such  Eligible
                  Replacement  (i) in an amount equal to the actual amount payable by or to Party B in  consideration of an  agreement  between  Party  B and  such  Eligible  Replacement  to  replace  Party  A as  the counterparty  to this  Agreement  by way of  novation  or, if such  novation  is not  possible,  an agreement  between Party B and such Eligible  Replacement  to enter into a Replacement  Transaction
                  (assuming  that  all  Transactions  hereunder  become  Terminated  Transactions),   and  (ii)  that
                  constitutes an offer by such Eligible  Replacement to replace Party A as the  counterparty  to this
                  Agreement or enter a Replacement  Transaction  that will become legally  binding upon such Eligible
                  Replacement  upon  acceptance  by Party B, at the  direction  of the Master  Servicer  and (B) with respect to an  Eligible  Guarantor,  an offer by such  Eligible  Guarantor  to provide an  Eligible
                  Guarantee that will become  legally  binding upon such Eligible  Guarantor  upon  acceptance by the offeree.

                  "MOODY'S" means Moody's Investors Service, Inc., or any successor thereto.

                  "MOODY'S  FIRST  TRIGGER  RATINGS  EVENT"  means that no Relevant  Entity has credit  ratings  from
                  Moody's at least equal to the Moody's First Trigger Ratings Threshold.

                  "MOODY'S FIRST TRIGGER RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an
                  Eligible Guarantee or an Eligible  Replacement,  (i) if such entity has a short-term  unsecured and unsubordinated  debt rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from Moody's of "A2" and a short-term  unsecured and unsubordinated debt rating from  Moody's  of  "Prime-1",  or (ii) if such  entity  does not have a  short-term  unsecured  and unsubordinated  debt  rating or  counterparty  rating  from  Moody's,  a  long-term  unsecured  and unsubordinated debt rating or counterparty rating from Moody's of "A1".

                  "MOODY'S  SECOND  TRIGGER  RATINGS  EVENT"  means that no Relevant  Entity has credit  ratings from
                  Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

                  "MOODY'S SECOND TRIGGER RATINGS  THRESHOLD"  means, with respect to Party A, the guarantor under an
                  Eligible Guarantee or an Eligible  Replacement,  (i) if such entity has a short-term  unsecured and unsubordinated  debt rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from Moody's of "A3" and a short-term  unsecured and unsubordinated debt rating from  Moody's  of  "Prime-2",  or (ii) if such  entity  does not have a  short-term  unsecured  and unsubordinated  debt rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from Moody's of "A3".

                  "PERMITTED  TRANSFER"  means a transfer by novation by Party A pursuant to Section  6(b)(ii),  Part
                  5(d),  Part 5(e),  Part  5(b)(v),  or the second  sentence  of Section 7 (as  amended  herein) to a transferee  (the  "TRANSFEREE")  of all,  but not less than all, of Party A's rights,  liabilities, duties and obligations  under this Agreement,  with respect to which transfer each of the following conditions  is  satisfied:  (a) the  Transferee  is an  Eligible  Replacement;  (b) Party A and the
                  Transferee  are both  "dealers  in  notional  principal  contracts"  within the meaning of Treasury regulations  section  1.1001-4 (in each case as certified  by such  entity);  (c) as of the date of such  transfer  the  Transferee  would not be required to withhold or deduct on account of Tax from any  payments  under this  Agreement  or would be required  to gross up for such Tax under  Section
                  2(d)(i)(4);  (d) an Event of  Default  or  Termination  Event  would  not occur as a result of such transfer;  (e)  pursuant  to a  written  instrument  (the  "TRANSFER  AGREEMENT"),  the  Transferee acquires and assumes all rights and  obligations  of Party A under the  Agreement  and the relevant
                  Transaction;  (f) Party B shall have determined,  at the direction of the Master  Servicer,  acting in a commercially  reasonable manner,  that such Transfer Agreement is effective to transfer to the
                  Transferee  all,  but not less than all, of Party A's rights and  obligations  under the  Agreement and all relevant  Transactions;  (g) Party A will be responsible for any costs or expenses incurred in connection  with such transfer  (including any  replacement  cost of entering into a replacement transaction);  (h) either (A) Moody's has been given prior written  notice of such transfer and the
                  Rating  Agency  Condition is satisfied  with respect to S&P or (B) each Swap Rating Agency has been given  prior  written  notice  of such  transfer  and  such  transfer  is in  connection  with  the assignment and assumption of this Agreement  without  modification  of its terms,  other than party names, dates relevant to the effective date of such transfer,  tax  representations  (provided that the representations in Part 2(a)(i) are not modified) and any other  representations  regarding the status of the substitute  counterparty  of the type included in Part 5(b)(iv),  Part  5(v)(i)(2) or
                  Part 5(v)(ii),  notice  information and account details;  and (i) such transfer  otherwise complies with the terms of the Pooling and Servicing Agreement.

                  "RATING AGENCY  CONDITION"  means,  with respect to any particular  proposed act or omission to act hereunder and each Swap Rating Agency  specified in connection  with such proposed act or omission, that the party  acting or  failing  to act must  consult  with each of the  specified  Swap  Rating
                  Agencies  and  receive  from each such Swap Rating  Agency a prior  written  confirmation  that the proposed  action or inaction would not cause a downgrade or withdrawal of the  then-current  rating of any Certificates or Notes.

                  "RELEVANT  ENTITY"  means Party A and,  to the extent  applicable,  a  guarantor  under an Eligible
                  Guarantee.

                  "REPLACEMENT  TRANSACTION" means, with respect to any Terminated Transaction or group of Terminated
                  Transactions,  a transaction or group of transactions  that (i) would have the effect of preserving for Party B the economic  equivalent of any payment or delivery (whether the underlying  obligation was absolute or contingent and assuming the  satisfaction of each applicable  condition  precedent)
                  by the  parties  under  Section  2(a)(i)  in  respect of such  Terminated  Transaction  or group of
                  Terminated  Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required  after that Date,  and (ii) has terms which are  substantially  the same as this
                  Agreement,  including,  without limitation,  rating triggers,  Regulation AB compliance, and credit support  documentation,  save for the exclusion of provisions relating to Transactions that are not
                  Terminated Transaction,  as determined by Party B in its sole discretion,  acting in a commercially reasonable manner.

                  "REQUIRED  RATINGS DOWNGRADE EVENT" means that no Relevant Entity has credit ratings at least equal to the  Required  Ratings  Threshold.  For  purposes  of  determining  whether a  Required  Ratings
                  Downgrade  Event has occurred,  each Relevant Entity shall provide its credit ratings to Party B in writing, upon request of Party B at the direction of the Master Servicer.

                  "REQUIRED  RATINGS  THRESHOLD"  means each of the S&P Required  Ratings  Threshold  and the Moody's
                  Second Trigger Ratings Threshold.

                  "S&P" means Standard & Poor's Rating Services,  a division of The McGraw-Hill  Companies,  Inc., or any successor thereto.

                  "S&P APPROVED  RATINGS  DOWNGRADE  EVENT" means that no Relevant Entity has credit ratings at least equal to the S&P Approved Ratings Threshold.

                  "S&P APPROVED RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an Eligible
                  Guarantee or an Eligible  Replacement,  a short-term  unsecured and unsubordinated debt rating from
                  S&P of "A-1",  or, if such entity does not have a  short-term  unsecured  and  unsubordinated  debt rating from S&P, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from
                  S&P of "A+".

                  "S&P REQUIRED  RATINGS  DOWNGRADE  EVENT" means that no Relevant Entity has credit ratings at least equal to the S&P Required Ratings Threshold.

                  "S&P REQUIRED RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an Eligible
                  Guarantee or an Eligible  Replacement,  a long-term  unsecured  and  unsubordinated  debt rating or counterparty rating from S&P of "BBB-".

                  "SWAP RATING AGENCIES" means, with respect to any date of  determination,  each of S&P and Moody's, to the extent  that each such rating  agency is then  providing a rating for any of the Home Equity
                  Mortgage Asset-Backed Pass-Through Certificates, Series 2007-KS1 (the "Certificates").

IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized officers as of the date hereof.

                                            BEAR STEARNS FINANCIAL PRODUCTS INC.

                                            By:_______________________________
                                                 Name:
                                                 Title:

                                            RASC SERIES 2007-KS1 SUPPLEMENTAL INTEREST TRUST

                                            By:  U.S. BANK, NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY,
                                            BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE FOR THE RASC SERIES
                                            2007 KS1 SUPPLEMENTAL INTEREST TRUST

                                            By:_______________________________
                                               Name:

                                               Title:

                                                      ANNEX A

                                     PARAGRAPH 13 OF THE CREDIT SUPPORT ANNEX

REFERENCE NUMBER:   FXNSC9162, FXNCC9163, FXNEC9165 and FXNEC9166

                     Copyright(C)1994 by International Swaps and Derivatives Association, Inc.

                                                      ANNEX A

                                                       ISDA(R)
                                                CREDIT SUPPORT ANNEX
                                               to the Schedule to the
                                               ISDA Master Agreement
                                        dated as of February 8, 2007 between
              Bear Stearns Financial Products Inc. (hereinafter referred to as "PARTY A" or "PLEDGOR")
                                                        and
RASC Series 2007-KS1  Supplemental  Interest Trust  (hereinafter  referred to as "PARTY B" or "SECURED  PARTY"),  by
U.S. Bank National  Association,  not in its  individual  capacity,  but solely as the  Supplemental  Interest Trust
Trustee

For the avoidance of doubt,  and  notwithstanding  anything to the contrary that may be contained in the  Agreement, this Credit Support Annex shall relate solely to the  Transactions  documented in the  Confirmations  dated February
8, 2007, between Party A and Party B, Reference Numbers:  FXNSC9162, FXNCC9163, FXNEC9165 and FXNEC9166

PARAGRAPH 13.  ELECTIONS AND VARIABLES.

(a)      SECURITY INTEREST FOR "OBLIGATIONS".  The term "OBLIGATIONS" as used in this Annex includes the following additional obligations:

         With respect to Party A: not applicable.

         With respect to Party B: not applicable.

(b)      CREDIT SUPPORT OBLIGATIONS.

(i)      DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

(A)  "DELIVERY  AMOUNT" has the meaning  specified in  Paragraph  3(a) as amended (I) by deleting the words "upon a demand made by the Secured Party on or promptly  following a Valuation Date" and inserting in lieu thereof the words "not later than the close of business on each  Valuation  Date" and (II) by deleting in its entirety the sentence  beginning  "Unless  otherwise  specified  in  Paragraph  13" and  ending  "(ii) the Value as of that
     Valuation  Date of all Posted  Credit  Support held by the Secured  Party." and  inserting in lieu thereof the following:

                           The "DELIVERY  AMOUNT"  applicable  to the Pledgor for any Valuation  Date will equal the greatest of

                           (1)      the amount by which (a) the S&P Credit  Support  Amount for such  Valuation Date exceeds  (b) the  S&P  Value  as of such  Valuation  Date of all  Posted  Credit
                                    Support held by the Secured Party,

                           (2)      the amount by which (a) the Moody's  First  Trigger  Credit  Support  Amount for
                                    such  Valuation  Date  exceeds (b) the Moody's  First  Trigger  Value as of such
                                    Valuation Date of all Posted Credit Support held by the Secured Party, and

                           (3)      the amount by which (a) the Moody's  Second  Trigger  Credit  Support Amount for
                                    such  Valuation  Date exceeds (b) the Moody's  Second  Trigger  Value as of such
                                    Valuation Date of all Posted Credit Support held by the Secured Party.

(B)  "RETURN  AMOUNT" has the meaning  specified  in  Paragraph  3(b) as amended by  deleting in its  entirety  the sentence  beginning "Unless otherwise  specified in Paragraph 13" and ending "(ii) the Credit Support Amount."
     and inserting in lieu thereof the following:

                           The "RETURN  AMOUNT"  applicable to the Secured  Party for any Valuation  Date will equal the least of

                           (1)      the  amount by which (a) the S&P Value as of such  Valuation  Date of all Posted
                                    Credit  Support  held by the Secured  Party  exceeds (b) the S&P Credit  Support
                                    Amount for such Valuation Date,

                           (2)      the amount by which (a) the Moody's  First  Trigger  Value as of such  Valuation
                                    Date of all Posted  Credit  Support  held by the Secured  Party  exceeds (b) the
                                    Moody's First Trigger Credit Support Amount for such Valuation Date, and

                           (3)      the amount by which (a) the Moody's  Second  Trigger Value as of such  Valuation
                                    Date of all Posted  Credit  Support  held by the Secured  Party  exceeds (b) the
                                    Moody's Second Trigger Credit Support Amount for such Valuation Date.

(C)  "CREDIT SUPPORT AMOUNT" shall not apply.  For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date, reference shall be made to the S&P Credit Support Amount, the Moody's First Trigger Credit
     Support Amount,  or the Moody's Second Trigger Credit Support Amount, in each case for such Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

(ii)     ELIGIBLE COLLATERAL.

                  The items set forth on the  schedule  of  Eligible  Collateral  attached as Schedule A hereto will qualify as "ELIGIBLE  COLLATERAL" (for the avoidance of doubt, all Eligible  Collateral  described in (D) and (E) of column one of the Collateral Schedule to be denominated in USD).

(iii)    OTHER ELIGIBLE SUPPORT.

                  The following items will qualify as "OTHER ELIGIBLE SUPPORT" for the party specified:

                  Not applicable.

(iv)     THRESHOLD.

(A)      "INDEPENDENT AMOUNT" means zero with respect to Party A and Party B.

(B)  "THRESHOLD" means, with respect to Party A and any Valuation Date, zero if (i) a Collateral Event has occurred and has been  continuing  (x) for at least 30 days or (y) since  this  Annex was  executed  or (ii) a Required
     Ratings Downgrade Event has occurred and is continuing; otherwise, infinity.

                           "THRESHOLD" means, with respect to Party B and any Valuation Date, infinity.

(C)  "MINIMUM  TRANSFER AMOUNT" means USD 100,000 with respect to Party A and Party B; provided,  however,  that if the aggregate  Certificate  Principal  Balance of the Certificates and the aggregate  principal balance of the
     Notes rated by S&P is at the time of any transfer  less than USD  50,000,000,  the "MINIMUM  TRANSFER  AMOUNT"
     shall be USD 50,000.

(D)  ROUNDING:  The Delivery Amount will be rounded up to the nearest integral  multiple of USD 10,000.  The Return
     Amount will be rounded down to the nearest integral multiple of USD 10,000.

(c)      VALUATION AND TIMING.

(i)  "VALUATION AGENT" means Party A.

(ii) "VALUATION  DATE" means each Local  Business Day on which any of the S&P Credit  Support  Amount,  the Moody's
     First Trigger Credit Support Amount or the Moody's Second Trigger Credit Support Amount is greater than zero.

(iii) "VALUATION  TIME" means the close of business in the city of the  Valuation  Agent on the Local  Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of  approximately  the same time on the same date.  The Valuation  Agent will notify each party (or the other party, if the Valuation Agent is a party) of its  calculations  not later than the  Notification  Time on the  applicable  Valuation  Date (or in the case of Paragraph  6(d), the Local
     Business Day following the day on which such relevant calculations are performed)."

(iv) "NOTIFICATION TIME" means 11:00 a.m., New York time, on a Local Business Day.

(v)  EXTERNAL  CALCULATIONS.  At any time at which  Party A (or,  to the  extent  applicable,  its  Credit  Support
     Provider) does not have a long-term  unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the
     Valuation Agent shall (at its own expense)  obtain  external  calculations of Party B's Exposure from at least two Reference  Market-makers on the last Local Business Day of each calendar month.  Any  determination of the
     S&P Credit  Support  Amount shall be based on the greatest of Party B's Exposure  determined  by the Valuation
     Agent and such Reference Market-makers.  Such external calculation may not be obtained from the same Reference
     Market-maker more than four times in any 12-month period.

(vi) NOTICE TO S&P. At any time at which Party A (or, to the extent  applicable,  its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall provide to S&P not later than the  Notification  Time on the Local Business Day following each Valuation
     Date its  calculations of Party B's Exposure and the S&P Value of any Eligible Credit Support or Posted Credit
     Support for that Valuation Date. The Valuation Agent shall also provide to S&P any external marks of Party B's
     Exposure.

(d)      CONDITIONS  PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES.  The following  Termination Events will be a
         "SPECIFIED  CONDITION"  for the party  specified  (that party being the Affected  Party if the  Termination
         Event occurs with respect to that party):  With respect to Party A and Party B: None.

(e)      SUBSTITUTION.

(i)  "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

(ii) CONSENT.  If specified here as applicable,  then the Pledgor must obtain the Secured  Party's  consent for any substitution pursuant to Paragraph 4(d): Inapplicable.

(f)      DISPUTE RESOLUTION.

(i)  "RESOLUTION  TIME" means 1:00 p.m.  New York time on the Local  Business Day  following  the date on which the notice of the dispute is given under Paragraph 5.

(ii) VALUE.  Notwithstanding  anything to the contrary in Paragraph 12, for the purpose of  Paragraphs  5(i)(C) and
     5(ii), the S&P Value,  Moody's First Trigger Value, and Moody's Second Trigger Value, on any date, of Eligible
     Collateral other than Cash will be calculated as follows:

                  For Eligible  Collateral in the form of securities listed in Paragraph  13(b)(ii):  the product of
                  (1)(x) the bid-side  quotation at the Valuation Time for such securities on the principal national securities  exchange on which such securities are listed, or (y) if such securities are not listed on a national  securities  exchange,  the  arithmetic  mean of the  bid-side  quotations  for such securities  quoted at the Valuation Time by any three principal  market makers for such securities selected by the Valuation Agent, provided that if only two bid-side quotations are obtained,  then the  arithmetic  mean of such  two  bid-side  quotations  will be used,  and if only one  bid-side quotation  is obtained,  such  quotation  shall be used,  or (z) if no such bid price is listed or quoted for such date,  the bid price listed or quoted (as the case may be) at the  Valuation  Time for the day next  preceding  such date on which such prices were  available and (2) the applicable
                  Valuation Percentage for such Eligible Collateral.

(iii)    ALTERNATIVE.  The provisions of Paragraph 5 will apply.

(g)      HOLDING AND USING POSTED COLLATERAL.

(i)  ELIGIBILITY TO HOLD POSTED COLLATERAL;  CUSTODIANS. Party B (or its Custodian) will be entitled to hold Posted
     Collateral pursuant to Paragraph 6(b), provided that the following conditions applicable to it are satisfied:

                  (1)      it is not a Defaulting Party.

                  (2)      Posted  Collateral  consisting of Cash or certificated  securities that cannot be paid or delivered  by  book-entry  may be held only in any state of the United  States  which has adopted the Uniform Commercial Code.

                  (3)      in the case of any Custodian for Party B, such Custodian  (or, to the extent  applicable, its parent company or credit  support  provider)  shall then have a short-term  unsecured and unsubordinated debt rating from S&P of at least "A-1".

                  Initially,  the CUSTODIAN for Party B is: U.S. Bank National  Association,  not in its  individual capacity, but solely as the Supplemental Interest Trust Trustee.

(ii) USE OF POSTED  COLLATERAL.  The  provisions of Paragraph 6(c) will not apply to Party B, and Party B shall not have any right to use Posted Collateral or take any action specified in such Paragraph 6(c).

(h)      DISTRIBUTIONS AND INTEREST AMOUNT.

(i)  INTEREST RATE. The "INTEREST RATE" will be the actual interest rate earned on Posted Collateral in the form of
     Cash that is held by Party B or its Custodian. Posted Collateral in the form of Cash shall be invested in such overnight (or redeemable  within two Local Business Days of demand)  Permitted  Investments rated at least (x)
     AAAm or AAAm-G by S&P and (y) Prime-1 by Moody's or Aaa by  Moody's,  as directed by Party A. Gains and losses incurred in respect of any  investment of Posted  Collateral in the form of Cash in Permitted  Investments  as directed by Party A shall be for the account of Party A.

(ii) AMENDMENT OF PARAGRAPH 6(D)(I) - DISTRIBUTIONS.  Clause (d)(i) of Paragraph 6 shall be amended and restated to read in its entirety as follows:

                  "(i)  Distributions.  If Party B receives  Distributions on a Local Business Day, it will Transfer to Party A not later than the following  Local  Business Day any  Distributions  it receives,  and such  Distributions will constitute Posted Collateral and will be subject to the security interest granted under Paragraph 2. For the avoidance of doubt, any  Distributions  will not be Transferred to Party A pursuant to Paragraph 6."

(iii) AMENDMENT  OF  PARAGRAPH  6(D)(II) - INTEREST  AMOUNT.  Clause  (d)(ii) of  Paragraph  6 shall be amended and restated to read in its entirety as follows:

                  "(ii)  INTEREST  AMOUNT.  In lieu of any  interest,  dividends or other  amounts paid with respect  to Posted  Collateral  in the form of Cash (all of which may be  retained  by the
                  Secured  Party),  the Secured  Party will  Transfer to the Pledgor on the 20th day of each calendar  month (or if such day is not a Local  Business Day, the next Local Business Day)
                  the Interest  Amount.  Any Interest Amount or portion thereof not Transferred  pursuant to this Paragraph will constitute  Posted  Collateral in the form of Cash and will be subject to the security  interest  granted  under  Paragraph 2. For  purposes of  calculating  the
                  Interest  Amount the amount of interest  calculated  for each day of the  interest  period shall be  compounded  monthly."  Secured  Party shall not be  obligated  to  transfer  any
                  Interest Amount unless and until it has received such amount.

(i)      ADDITIONAL REPRESENTATION(S).  There are no additional representations by either party.

(j)      OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

(i)      "VALUE" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(ii)     "TRANSFER" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(k)      DEMANDS AND NOTICES.All  demands,  specifications and notices under this Annex will be made pursuant to the
         Notices Section of this  Agreement,  except that any demand,  specification  or notice shall be given to or made at the  following  addresses,  or at such other  address as the  relevant  party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

         If to Party A, at the address specified pursuant to the Notices Section of this Agreement.

         If to Party B, at the address specified pursuant to the Notices Section of this Agreement.

         If to Party B's Custodian:  at the address designated in writing from time to time.

(l)      ADDRESS FOR  TRANSFERS.  Each  Transfer  hereunder  shall be made to the address  specified  below or to an address specified in writing from time to time by the party to which such Transfer will be made.

         Party A account details for holding collateral:

                  Citibank, N.A., New York
                  ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                  Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                  Sub-account  Number: 102-04654-1-3
                  Attention: Derivatives Department

         Party B's Custodian account details for holding collateral:

                  U.S. Bank National Association
                  ABA Number: 091000022
                  Account Number: 17310332 2058
                  Reference: RASC 2007-K1
                  OBI: Attention: John Thomas
                  Ref Acct No: 10890600-2

(m)  OTHER PROVISIONS.

(i)  COLLATERAL ACCOUNT.  Party B shall open and maintain a segregated  account,  which shall be an Eligible Account, and hold, record and identify all Posted Collateral in such segregated account.

(ii) AGREEMENT AS TO SINGLE SECURED PARTY AND SINGLE PLEDGOR. Party A and Party B hereby agree that,  notwithstanding anything to the contrary in this Annex,  (a) the term "Secured  Party" as used in this Annex means only Party B,
     (b) the term  "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in
     Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

(iii) CALCULATION  OF VALUE.  Paragraph  4(c) is hereby  amended by deleting the word  "Value" and  inserting in lieu thereof "S&P Value,  Moody's First Trigger Value,  Moody's Second Trigger Value".  Paragraph  4(d)(ii) is hereby amended by (A) deleting the words "a Value" and  inserting in lieu thereof "an S&P Value,  Moody's First Trigger
     Value,  and Moody's  Second  Trigger Value" and (B) deleting the words "the Value" and inserting in lieu thereof
     "S&P Value,  Moody's First Trigger Value,  and Moody's Second Trigger  Value".  Paragraph 5 (flush  language) is hereby  amended by deleting the word "Value" and  inserting in lieu thereof "S&P Value,  Moody's  First  Trigger
     Value, or Moody's Second Trigger Value".  Paragraph 5(i) (flush language) is hereby amended by deleting the word
     "Value" and inserting in lieu thereof "S&P Value,  Moody's  First  Trigger  Value,  and Moody's  Second  Trigger
     Value".  Paragraph  5(i)(C) is hereby amended by deleting the word "the Value, if" and inserting in lieu thereof
     "any one or more of the S&P Value,  Moody's First Trigger Value,  or Moody's  Second Trigger Value,  as may be".
     Paragraph  5(ii) is hereby  amended by (1) deleting the first instance of the words "the Value" and inserting in lieu thereof "any one or more of the S&P Value,  Moody's First Trigger  Value,  or Moody's Second Trigger Value"
     and (2) deleting the second  instance of the words "the Value" and inserting in lieu thereof "such  disputed S&P
     Value,  Moody's First Trigger  Value,  or Moody's  Second  Trigger  Value".  Each of Paragraph  8(b)(iv)(B)  and
     Paragraph  11(a) is hereby  amended by deleting the word "Value" and inserting in lieu thereof "least of the S&P
     Value, Moody's First Trigger Value, and Moody's Second Trigger Value".

(iv) FORM OF ANNEX.  Party A and Party B hereby agree that the text of  Paragraphs 1 through 12,  inclusive,  of this
     Annex is intended to be the printed form of ISDA Credit Support Annex (Bilateral Form - ISDA Agreements  Subject
     to New York Law Only version) as published and  copyrighted in 1994 by the  International  Swaps and Derivatives
     Association, Inc.

(v)  EVENTS OF DEFAULT. Clause (iii) of Paragraph 7 shall not apply to Party B.

(vi) EXPENSES.  Notwithstanding  anything to the contrary in Paragraph 10, the Pledgor will be  responsible  for, and will  reimburse the Secured Party for, all transfer and other taxes and other costs  involved in any Transfer of
     Eligible Collateral.

(vii) WITHHOLDING.  Paragraph 6(d)(ii) is hereby amended by inserting  immediately after "the Interest Amount" in the fourth line thereof the words "less any applicable withholding taxes."

          (ix)    ADDITIONAL DEFINITIONS.  As used in this Annex:

                  "COLLATERAL  EVENT"  means  that no  Relevant  Entity has  credit  ratings  at least  equal to the
                  Approved Ratings Threshold.

                  "DV01" means,  with respect to a Transaction and any date of  determination,  the estimated change in the Secured Party's  Transaction  Exposure with respect to such  Transaction  that would result from a one basis  point  change in the  relevant  swap curve on such date,  as  determined  by the
                  Valuation  Agent in good  faith and in a  commercially  reasonable  manner.  The  Valuation  Agent shall,  upon request of Party B, provide to Party B a statement  showing in reasonable detail such calculation.

                  "EXPOSURE" has the meaning  specified in Paragraph 12, except that after the word  "Agreement" the words  "(assuming,  for this purpose  only,  that Part 1(f) of the Schedule is deleted)"  shall be inserted.

                   "LOCAL  BUSINESS DAY" means,  for purposes of this Annex:  any day on which (A) commercial  banks are open for business  (including  dealings in foreign exchange and foreign currency  deposits) in
                  New York  and the  location  of  Party A,  Party B and any  Custodian,  and (B) in  relation  to a
                  Transfer of Eligible Collateral,  any day on which the clearance system agreed between the parties for the  delivery of Eligible  Collateral  is open for  acceptance  and  execution  of  settlement instructions  (or in the  case of a  Transfer  of Cash or  other  Eligible  Collateral  for  which delivery is  contemplated  by other means a day on which  commercial  banks are open for  business
                  (including  dealings in foreign  exchange  and foreign  deposits)  in New York and the location of
                  Party A, Party B and any Custodian.

                  "MOODY'S FIRST TRIGGER CREDIT SUPPORT AMOUNT" means,  for any Valuation Date, the excess,  if any, of

                  (I)      (A)      for any Valuation  Date on which (I) a Moody's  First Trigger  Ratings Event has occurred and has been  continuing (x) for at least 30 Local Business Days or (y)
                                    since this Annex was executed and (II) it is not the case that a Moody's  Second
                                    Trigger  Ratings  Event has occurred and been  continuing  for at least 30 Local
                                    Business  Days,  an amount  equal to the  greater of (a) zero and (b) the sum of
                                    (i) the Secured  Party's  Exposure for such Valuation Date and (ii) the sum, for each  Transaction to which this Annex relates,  of the lesser of (x) the product of the Moody's First Trigger DV01  Multiplier and DV01 for such  Transaction and such  Valuation  Date and (y) the product of (i) Moody's First Trigger  Notional
                                    Amount  Multiplier,  and (ii) the Notional  Amount for such  Transaction for the
                                    Calculation  Period  for  such  Transaction  (each  as  defined  in the  related
                                    Confirmation) which includes such Valuation Date, or

                           (B)      for any other Valuation Date, zero, over

                  (II)     the Threshold for Party A such Valuation Date.

                  "MOODY'S FIRST TRIGGER DV01 MULTIPLIER" means 15.

                  "MOODY'S  FIRST  TRIGGER  VALUE"  means,  on any date and with respect to any Eligible  Collateral other than Cash,  the bid price  obtained by the Valuation  Agent  multiplied by the Moody's First
                  Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

                  "MOODY'S FIRST TRIGGER NOTIONAL AMOUNT MULTIPLIER" means 2%.

                   "MOODY'S  SECOND TRIGGER CREDIT SUPPORT  AMOUNT" means,  for any Valuation  Date, the excess,  if any, of

                  (I)      (A)      for any  Valuation  Date on which it is the case that a Moody's  Second  Trigger
                                    Ratings Event has occurred and been  continuing  for at least 30 Local  Business
                                    Days, an amount equal to the greatest of (a) zero,  (b) the aggregate  amount of the next payment due to be paid by Party A under each  Transaction to which this
                                    Annex  relates,  and (c) the sum of (x) the Secured  Party's  Exposure  for such
                                    Valuation  Date  and (y) the sum,  for each  Transaction  to  which  this  Annex relates, of:

(1)  if such Transaction is not a  Transaction-Specific  Hedge, the lesser of (i) the product of the Moody's Second
     Trigger DV01 Multiplier and DV01 for such  Transaction and such Valuation Date and (ii) the product of (1) the
     Moody's Second Trigger  Notional Amount  Multiplier,  and (2) the Notional Amount for such Transaction for the
     Calculation  Period for such  Transaction  (each as defined in the related  Confirmation)  which includes such
     Valuation Date]; OR

(2)  if such  Transaction  is a  Transaction-Specific  Hedge,  the lesser of (i) the product of the Moody's  Second
     Trigger  Transaction-Specific  Hedge DV01 Multiplier and DV01 for such Transaction and such Valuation Date and
     (ii) the product of (1) the Moody's Second Trigger  Transaction-Specific Hedge Notional Amount Multiplier, and
     (2) the Notional Amount for such Transaction for the Calculation  Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date; or

                           (B)      for any other Valuation Date, zero, over

                  (II)     the Threshold for Party A for such Valuation Date.

                  "MOODY'S SECOND TRIGGER DV01 MULTIPLIER" means 50.

                  "MOODY'S SECOND TRIGGER NOTIONAL AMOUNT MULTIPLIER" means 8%.

                  "MOODY'S SECOND TRIGGER TRANSACTION-SPECIFIC HEDGE DV01 MULTIPLIER" means 65.

                  "MOODY'S SECOND TRIGGER TRANSACTION-SPECIFIC HEDGE NOTIONAL AMOUNT MULTIPLIER" means 10%.

                  "MOODY'S  SECOND  TRIGGER  VALUE" means,  on any date and with respect to any Eligible  Collateral other than Cash,  the bid price obtained by the Valuation  Agent  multiplied by the Moody's Second
                  Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

                  "REMAINING WEIGHTED AVERAGE MATURITY" means, with respect to a Transaction,  the expected weighted average maturity for such Transaction as determined by the Valuation Agent.

                  "S&P CREDIT SUPPORT AMOUNT" means, for any Valuation Date, the excess, if any, of

                  (I)      (A)      for any Valuation Date on which (i) an S&P Approved Ratings  Downgrade Event has occurred  and  been  continuing  for at  least  30 days  or (ii) a S&P  Required
                                    Ratings  Downgrade Event has occurred and is continuing,  an amount equal to the sum of (1) 100.0% of the Secured  Party's  Exposure for such  Valuation Date and
                                    (2) the sum, for each  Transaction to which this Annex  relates,  of the product of (i) the Volatility Buffer for such Transaction,  and (ii) the Notional Amount of such  Transaction for the  Calculation  Period of such  Transaction  (each as defined in the related Confirmation) which includes such Valuation Date, or

                           (B)      for any other Valuation Date, zero, over

                  (II)     the Threshold for Party A for such Valuation Date.

                  "S&P VALUE" means,  on any date and with respect to any Eligible  Collateral  other than Cash, the product of (A) the bid price obtained by the Valuation Agent for such Eligible  Collateral and (B)
                  the S&P Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).

                  "TRANSACTION  EXPOSURE"  means, for any  Transaction,  Exposure  determined as if such Transaction were the only Transaction between the Secured Party and the Pledgor.

                  "TRANSACTION-SPECIFIC  HEDGE" means any  Transaction  that is (i) an interest rate swap in respect of which (x) the notional  amount of the  interest  rate swap is "balance  guaranteed"  or (y) the notional  amount of the interest rate swap for any  Calculation  Period (as defined in the related
                  Confirmation)  otherwise  is not a specific  dollar  amount that is fixed at the  inception of the
                  Transaction,  (ii) an interest  rate cap,  (iii) an interest  rate floor or (iv) an interest  rate swaption.

                  "VALUATION  PERCENTAGE"  shall mean,  for purposes of  determining  the S&P Value,  Moody's  First
                  Trigger Value,  or Moody's Second Trigger Value with respect to any Eligible  Collateral or Posted
                  Collateral,  the applicable S&P Valuation Percentage,  Moody's First Trigger Valuation Percentage,
                  or Moody's Second Trigger Valuation  Percentage for such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

                  "VALUE"  shall mean,  in respect of any date,  the related S&P Value,  the related  Moody's  First
                  Trigger Value, and the related Moody's Second Trigger Value.

                  "VOLATILITY BUFFER" means, for any Transaction,  the related percentage set forth in the following table.

                  The higher of  the S&P         Remaining      Remaining       Remaining       Remaining
                  short-term credit rating       Weighted        Weighted        Weighted        Weighted
                  of (i) Party A and (ii)         Average        Average         Average         Average
                  the Credit Support             Maturity        Maturity        Maturity        Maturity
                  Provider of Party A, if      up to 3 years  up to 5 years   up to 10 years  up to 30 years
                  applicable
                  ---------------------------- -------------- --------------- --------------- ---------------
                  "A-2" or higher                  2.75%          3.25%           4.00%           4.75%
                  ---------------------------- -------------- --------------- --------------- ---------------
                  "A-3"                            3.25%          4.00%           5.00%           6.25%
                  ---------------------------- -------------- --------------- --------------- ---------------
                  "BB+" or lower                   3.50%          4.50%           6.75%           7.50%
                  ---------------------------- -------------- --------------- --------------- ---------------

                                 [Remainder of this page intentionally left blank]

         IN WITNESS  WHEREOF,  the parties have executed this Annex by their duly authorized  representatives  as of the date of the Agreement.

BEAR STEARNS FINANCIAL PRODUCTS INC.                         RASC SERIES 2007-KS1 SUPPLEMENTAL INTEREST TRUST

                                                             By:      U.S.  BANK  NATIONAL   ASSOCIATION,   NOT  IN  ITS
                                                             INDIVIDUAL   CAPACITY,   BUT  SOLELY  AS  THE  SUPPLEMENTAL
                                                             INTEREST  TRUST  TRUSTEE  FOR  THE  RASC  SERIES  2007  KS1
                                                             SUPPLEMENTAL INTEREST TRUST

By:   _____________________________                          By:_______________________________________________________
      Name                                                         Name:
      Title:                                                       Title:
      Date:                                                        Date:

                                                     SCHEDULE A

                                                ELIGIBLE COLLATERAL

                                                                                           MOODY'S            MOODY'S
   ISDA COLLATERAL ASSET                                                 S&P            FIRST TRIGGER     SECOND TRIGGER
     DEFINITION (ICAD)                                                VALUATION           VALUATION          VALUATION
           CODE                REMAINING MATURITY IN YEARS            PERCENTAGE          PERCENTAGE        PERCENTAGE
   (A)  US-CASH                            N/A                           100%                100%              100%
   (B)  EU-CASH                            N/A                          92.5%                98%                94%
   (C)  GB-CASH                            N/A                          94.1%                98%                95%
   (D)  US-TBILL
          US-TNOTE
          US-TBOND
                                        1 or less                       98.9%                100%              100%
                             More than 1 but not more than 2            98.0%                100%               99%
                             More than 2 but not more than 3            97.4%                100%               98%
                             More than 3 but not more than 5            95.5%                100%               97%
                             More than 5 but not more than 7            93.7%                100%               96%
                             More than 7 but not more than 10           92.5%                100%               94%
                            More than 10 but not more than 20           91.1%                100%               90%
                                       More than 20                     88.6%                100%               88%
   (E)  US-GNMA
          US-FNMA
          US-FHLMC
                                        1 or less                       98.5%                100%               99%
                             More than 1 but not more than 2            97.7%                100%               99%
                             More than 2 but not more than 3            97.3%                100%               98%
                             More than 3 but not more than 5            94.5%                100%               96%
                             More than 5 but not more than 7            93.1%                100%               93%
                             More than 7 but not more than 10           90.7%                100%               93%
                            More than 10 but not more than 20           87.7%                100%               89%
                                       More than 20                     84.4%                100%               87%
                                                                                         Rated Aa3 or
   (F) Fixed-Rate                                                Rated AAA or better      better by        Rated Aa3 or
        GA-EUROZONE-GOV                                                 by S&P             Moody's       better by Moody's
                                        1 or less                       98.8%                98%                94%
                             More than 1 but not more than 2            97.9%                98%                93%
                             More than 2 but not more than 3            97.1%                98%                92%
                             More than 3 but not more than 5            91.2%                98%                90%
                             More than 5 but not more than 7            87.5%                98%                89%
                             More than 7 but not more than 10           83.8%                98%                88%
                            More than 10 but not more than 20           75.5%                98%                84%

         The ISDA  Collateral  Asset  Definition  (ICAD) Codes used in this Schedule A are taken from the Collateral
         Asset  Definitions  (First Edition - June 2003) as published and  copyrighted in 2003 by the  International
         Swaps and Derivatives Association, Inc.